SCHEDULE 14A
                    Information Required in Proxy Statement

                           SCHEDULE 14A INFORMATION
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                              Aetna Variable Fund

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

                               [May 1, 1996]



Dear Fellow Shareholders and Contractholders,

     You are cordially invited by the Trustees of the Aetna Variable Fund (the "Fund") to attend a Special Meeting of Shareholders on June 17, 1996 at 9:00 a.m. to consider several recommendations which are important to you and your Fund.

     Each of the matters to be voted at this meeting is reviewed in detail in the enclosed Notice and Proxy Statement, including (i) election of Trustees,
(ii) an amendment to the Declaration of Trust, (iii) a new advisory agreement with a change in investment advisory fee paid by the Fund and (iv) a new sub-advisory arrangement. These latter two recommendations are of particular importance to you.

     Over the past several years, the Aetna organization has conducted a thorough, strategic review of its investment operations with the objective of significantly modernizing and enhancing its capabilities. This review included an analysis of resources, pricing strategies and organizational structure in comparison to competitive practice and customer/market requirements. Significant enhancements have been made to date as a result of this study and this Special Meeting is to authorize further significant steps in this regard.

     The investment advisory fee currently paid by your Fund to Aetna Life Insurance and Annuity Company ("Aetna") has remained unchanged since 1974 and, according to data prepared by Lipper Analytical Services, Inc., is the lowest paid by any of the 44 growth and income funds sold through variable insurance contracts it analyzed. During this time period, the expense required to attract and retain resources to achieve competitive investment performance has increased substantially. Your Fund's portfolio managers must monitor an ever-increasing, complex and sophisticated set of securities and other financial instruments across a broad range of asset classes in both domestic and international markets.

     To respond to these dynamic market conditions, over the past two years, Aetna has made significant investments in and enhancements to its investment advisory capacity. A number of highly qualified and experienced investment professionals with a breadth of different technical expertise have been hired to manage your Fund under a new market-competitive compensation program. New quantitative research and analytic tools have been designed and implemented along with significant upgrades in data bases, information management and reporting systems to improve the depth of analysis capabilities, reduce risk and create quicker response time in volatile markets.

     After a comprehensive review of the (i) resources required to effectively manage your Fund, (ii) the enhanced services provided by Aetna to the Fund, and (iii) an in-depth analysis of competitive advisory fees, the Trustees are recommending an increase in the management fee paid by the Fund. The Trustees believe the new advisory contract is fair to you, your Fund and Aetna and will assure for the future that essential financial resources are available to provide products responsive to market demands and competitive, high quality advisory services in increasingly complex financial markets.

     To further enhance the depth and quality of its investment advisory capabilities and better position itself competitively, the Aetna organization has decided to establish a single stand-alone investment management subsidiary to focus its advisory activities. As part of this strategic initiative, Aetna will combine its investment management operations ($22 billion of assets under management) with another Aetna affiliate, Aeltus Investment Management, Inc. ("Aeltus") which manages $11 billion of total assets primarily for pension account clients. The combined entity will be called Aeltus, and it is proposed that Aeltus be appointed as sub-advisor to your Fund. This business structure is used by a number of investment providers in today's marketplace.

     Aeltus will bring to the combined entity more depth of personnel, additional effective styles of investment management and enhanced research and quantitative modeling capability. Further, through the combined larger entity, your Fund will benefit from such things as an enhanced ability to execute securities transactions.

     The Trustees have carefully considered this combination of Aetna and Aeltus investment management operations and unanimously recommend that you approve the sub-advisory agreement with Aeltus. The Trustees believe that the establishment of a focused, stand-alone investment management entity is in the best long-term interest of your Fund.

     Your participation in this process is very important. If your contract is held in Aetna's Separate Account D, Aetna has no authority to vote shares attributable to your contract. Therefore, if Aetna does not receive any instructions from you, Aetna will abstain from voting these shares. If you cannot attend the meeting, you can vote by filing out the enclosed authorization card in the postage prepaid envelop provided. Please complete, sign, and return the enclosed card so that your shares will be represented. If you later decide to attend the meeting, you may revoke your proxy at that time and vote your shares in person.

     If you have any questions related to the Special Meeting and/or this proxy, please call us at 1-800-___-____.

Sincerely,



Shaun P. Mathews
President

May 1, 1996


                           NOTICE OF SPECIAL MEETING
                            of the Shareholders of
                              AETNA VARIABLE FUND


A Special Meeting of the Shareholders of Aetna Variable Fund (the "Fund") will be held on June 17, 1996, at 9:00 a.m., Eastern time, at 151 Farmington Avenue, Hartford, Connecticut 06156-8962 for the following purposes:

     1. to elect nine Trustees to serve until their successors are elected and qualified;

     2. to approve or disapprove a Subadvisory Agreement between Aetna Life Insurance and Annuity Company ("Aetna") and its affiliate, Aeltus Investment Management, Inc.;

     3. to approve or disapprove a new Investment Advisory Agreement between the Fund and Aetna, the Fund's current investment adviser;

     4. to approve or disapprove an amendment to the Fund's Declaration of Trust to modify the Fund's liability and indemnification provisions; and

     5. to transact such other business as may properly come before the meeting and any adjournments thereof.

     Shareholders of record at the close of business on, April 30, 1996 are entitled to notice of and to vote at the meeting.





                                     Susan E. Bryant
                                     Secretary

May 1, 1996

                                  PRELIMINARY
                                PROXY STATEMENT
                                March 15, 1996


     This Proxy Statement is given to you to provide information you should review before voting on the matters listed on the Notice of Special Meeting on the previous page. Your vote is being solicited by the Board of Trustees (the "Trustees") of Aetna Variable Fund (the "Fund") for a special meeting of shareholders to be held on June 17, 1996, and, if the meeting is adjourned, at any adjournment of that meeting, for the purposes listed on the Notice.

     This Statement describes the matters that will be voted on at the meeting. The solicitation of votes is made by the mailing of this Statement and the accompanying Proxy or authorization card on or about May 1, 1996. Aetna Life Insurance and Annuity Company ("Aetna") and its affiliates may contact contract holders and their representatives directly commencing in March 1996 to discuss the proposals described in this Statement. The expenses in connection with preparing this Statement and its enclosures and of all solicitations will be paid by Aetna, the Fund's investment adviser.

     A copy of the Fund's Annual Report for the fiscal year ended December 31, 1995, was mailed to shareholders on or about February xx, 1996. The Annual Report is available upon request, without charge, to anyone entitled to vote. If you did not receive an Annual Report, you may request one by writing to ___________________, 151 Farmington Avenue, Hartford, Connecticut, 06156-8962,
or by calling 1-800- xxx-xxxx.

     Shareholders of record on April 30, 1996, the record date, are entitled to be present and to vote at the meeting or any adjourned meeting. As of the record date, Aetna and its subsidiary, Aetna Insurance Company of America ("Aetna Insurance") were the record shareholders of ____ shares (___% of the outstanding shares) of the Fund. These shares were owned by Aetna and Aetna Insurance as depositors for their respective variable annuity contracts or variable life insurance policies (the "Contracts") issued to you or to a group of which you are a part. Under the terms of the Contracts you have the right to instruct Aetna how to vote the shares related to your interest through your Contract. The remaining __________ shares (______%) of the Fund are held directly by shareholders who are not affiliated with Aetna. This Statement is used to solicit instructions for voting shares as well as for soliciting proxies from individual shareholders in the Fund. All persons entitled to direct the voting of shares, whether or not they are shareholders will be described as voting for purposes of this Statement.

     The shares held by Aetna and Aetna Insurance are held on behalf of the following Separate Accounts which hold assets for the Contracts:

Aetna Variable Annuity Account B - ___________________ shares (_____%) Aetna Variable Annuity Account C - ___________________ shares (_____%) Aetna Variable Annuity Account D - ___________________ shares (_____%) Aetna Variable Life Account B - ___________________ shares (_____%) Aetna Insurance Variable
Annuity Account I -                  ___________________ shares (_____%)

     Aetna and Aetna Insurance will vote the shares in the Fund held in their names as directed. The group Contract holder of some group Contracts has the right to direct the vote for all shares under the Contract, for, against or abstaining, in the same proportions as shares for which instructions have been given under the same Contract. If Aetna does not receive voting instructions for all of the shares held under Contracts, Aetna and Aetna Insurance will vote all the shares in all the listed Accounts, except Account D, for, against or abstaining, in the same proportions as the shares for which they have received instructions. Aetna will only vote shares of the Fund held through Aetna's Variable Annuity Account D for which it receives instructions and will not vote shares for which no instructions are received.

     All shares voted at the meeting will be counted as present at the meeting whether they vote for, against or abstain on the Proposals. More than 50% of the total outstanding shares of the Fund must be present at the meeting to have a quorum to conduct business. Proposal 2 (Approval of a Subadvisory Agreement) and Proposal 3 (Approval of Investment Advisory Agreement) require the vote of a "majority of the outstanding voting securities" of the Fund to be approved. The remaining proposals can be approved by the vote of a simple majority of shares present at the meeting. A "majority of the outstanding voting securities" of the Fund means 67% of the shares of the Fund present at the meeting, assuming a majority of the shares are present; or, more than 50% of all the outstanding voting securities of the Fund, if less. A vote to abstain is effectively a negative vote since the proposals require an affirmative vote to be approved.

     In the event that a quorum of shareholders is not represented at the meeting, the meeting may be adjourned until a quorum exists, or, even if a quorum is represented, the meeting may be adjourned until sufficient votes to approve any of the proposals are received. The persons named as proxies may propose and vote for one or more adjournments of the meeting. Adjourned meetings must be held within a reasonable time after the date originally set for the meeting (but not more than 6 months after the date of this Statement). Solicitation of votes may continue to be made without any obligation to provide any additional notice of the adjournment. The persons named as proxies will vote shares in favor of an adjournment at their discretion whether instructions for those shares are to vote for, against or to abstain from voting on any of the proposals to be considered at the meeting.

     The number of shares that you may vote are shown on the authorization card accompanying this Statement. The number of shares which you are entitled to vote is calculated according to the formula described in your Contract. Votes may be revoked by written notice to Aetna prior to the meeting or by attending the meeting in person and indicating that you want to vote your shares.

     The duly appointed proxies or authorized persons may, at their discretion, vote upon any other matters that are raised at the meeting or any adjournments. Additional matters would only include matters that were not expected at the date of this Statement.

                           MATTERS TO BE ACTED UPON

                                  PROPOSAL 1

                             ELECTION OF TRUSTEES

 The persons listed in the table below are nominated to serve as Trustees of the Fund until their successors are elected and qualified. The Nominees consent to being named in this proposal. The Nominees currently serve as Trustees and will continue to serve if reelected by the shareholders. Once elected, the Trustees continue to serve indefinitely.




                                                                  Shares of the
Name, Age and Position  Principal Occupation,        First Fund       Fund
with the Fund           Employment or Public           Became a    Beneficially
                        Directorships                  Trustee        Owned
                        during last five years




Morton Ehrlich          Chairman and Chief Executive       1988
61 years of age         Officer, Integrated Management
Trustee                 Corp. and Universal Research
                        Technologies
                        (since January 1992);
                        President, LIFECO Travel S
                        ervices
                        Corp. (from October 1988 to
                        December 1991).


Maria T. Fighetti       Attorney, New York City            1994
52 years of age         Department of Mental Health
Trustee                 (since 1973).


David L. Grove          Private Investor, Economic/        1984
77 years of age         FinancialConsultant
Trustee                 (since December 1988).

Timothy A. Holt*        Senior Vice President and Chief    1996
43 years of age         Financial Officer, Aetna (since
Trustee                 February 1996); Vice President,
                        Portfolio Management Group, Aetna
                        Life Insurance Company
                        (since ___); Vice President,
                        Portfolio Management Group, The Aetna
                        Casualty and Surety Company (since
                        -----).

Daniel P. Kearney*      Director and President of Aetna        1994
56 years of age         Executive Vice President of Aetna
Trustee                 Life and Casualty Company.


Sidney Koch             Senior Adviser, Hambro America,        1994
60 years of age         Inc. (since January 1993); Senior
Trustee                 Adviser, Daiwa Securities America,
                        Inc. (from 1991 to January 1993)
                        Executive Vice President, Daiwa
                        Securities America, Inc. (from 1986
                        to January 1991).


Shaun P. Mathews*       Vice President and Director of          1991
40  years of age        Aetna (since March 1991); Assistant
Trustee and President   Vice President, Pension Operations
                        (from July 1989 to March 1991);
                        Assistant Vice President, Corporate
                        Planning, Aetna Life and Casualty
                        Company (from April 1988 to June
                        1989).


Corine T. Norgaard**    Dean, School of Management, State       1984
58 years of age         University at New York
Trustee                 (Binghamton) (since August 1993);
                        Professor, accounting, University of
                        Connecticut (from September 1969
                        to June 1993); Director, The Advest
                        Group, Inc. (holding company for
                        brokerage firm) (since August
                        1983).


Richard G. Scheide      Private banking consultant (since       1992
66 years of age         July 1992); Consultant, Fleet Bank
Trustee                 (from July 1991 to July 1992);
                        Executive Vice President and
                        Manager, Trust and Private
                        Banking, Bank of New England,
                        N.A. and Bank of New England
                        Company (from June 1976 to July
                        1991).

* Interested persons as defined by the Investment Company Act of 1940 ("1940 Act") and the related rules of the Securities and Exchange Commission ("Commission").

** Dr. Norgard is a director of a holding company that has as a subsidiary a broker-dealer that sells contracts for Aetna. The Fund is offered as an investment option under the Contracts. Her position as a director of the holding company may cause her to be an "interested person" for purposes of the Act.

The business address of each Nominee is 151 Farmington Avenue, Hartford, Connecticut 06156. The Fund held four meetings during 1995 all of which were in person. Mr. Kearney was unable to attend any of the board meetings in 1995. All other Trustees attended all meetings.

Each Nominee is currently a director or trustee of each of the following management investment companies managed by Aetna: Aetna Series Fund, Inc., Aetna Income Shares; Aetna Variable Encore Fund; Aetna Investment Advisers Fund, Inc.; Aetna Generation Portfolios, Inc.; and Aetna GET Fund (collectively with the Fund, the "Fund Complex").

As of April 30, 1996, Trustees and officers of the Fund beneficially owned less than 1% of the Fund's outstanding shares.

Remuneration of Officers and Trustees

None of the Fund's officers nor any Aenta employee Trustees are entitled to any compensation from the Fund. During 1995, the following Trustees earned the following for their services as Trustees to the Fund and the Fund Complex:



                     Aggregate      Total Compensation
                    Compensation     From Fund Complex
                      From Fund       Paid to Trustees

Morton Ehrlich        $17,464            $46,000
Maria T. Fighetti     $17,464            $46,000
David L. Grove*       $17,464            $46,500
Sidney Koch           $17,464            $47,000
Corine T. Norgaard    $19,486            $51,000
Richard G. Scheide    $17,464            $46,500
                      -------           --------
     Total            $106,806           $283,000

* Mr. Grove elected to defer all compensation.

Committees

     The Trustees have standing Audit, Contract Review and Pricing Committees. The Contract Review and Audit Committees include all the non-Aetna employee Trustees. Dr. Norgaard is the Chairperson of the Audit Committee and Mr. Koch is the Chairperson of the Contract Review Committee. The Audit Committee reviews the relationship between the Fund and its independent public accountants. The Contract Review Committee reviews the Fund's investment advisory, subadvisory and administrative services contracts at least annually in connection with considering the continuation of those contracts. That Committee also meets any time there is a proposal to amend any of those agreements. The Fund's Pricing Committee consists of Mr. Mathews (Chairperson), Mr. Koch, Dr. Norgaard, and Mr. Scheide. The Pricing Committee is responsible for acting upon and approving the Fund's net asset value at times of market disruption or in any situation where the range of possible valuations of individual securities could cause the net asset value of the Fund's shares to vary by one cent or more per share. In 1995, the Audit Committee met two times, the Contract Review Committee met two times, and the Pricing Committee met once. All members of these committees attended all the committee meetings. The Board of Trustees does not have a standing nominating committee for the Fund nor a standing compensation committee.

                                  PROPOSAL 2

                      APPROVAL OF A SUBADVISORY AGREEMENT

     The Trustees have unanimously approved, and recommend that the shareholders of the Fund approve, a subadvisory agreement (the "Subadvisory Agreement") among Aetna, the Fund and Aetna's affiliate, Aeltus Investment Management, Inc. ("Aeltus"). A copy of the Subadvisory Agreement is included with this Statement as Exhibt A.

Why is Aetna proposing a Subadvisory arrangement?

     As part of a strategic review of its investment operations, the Aetna organization did an in depth analysis of various organizational structures. It has concluded that it should combine its investment advisory businesses into a single stand-alone investment management subsidiary. From an operating perspective, this is intended primarily as a corporate restructuring.

     To accomplish this goal, Aetna would combine its investment management operations with those of Aetna's affiliate, Aeltus. The combined entity would be a separate corporate entity managing over $33 billion in assets and would operate under the name Aeltus. This type of business structure is used by a number of investment providers in today's marketplace and is consistent with maintaining a focused, well-qualified and fully integrated investment capability.

     Complementing the significant investments and enhancements Aetna has made to its advisory capabilities over the last two years, Aeltus would add more depth of personnel, different styles of investment management and additional research and quantitative modeling capability. Your Fund would benefit from this larger investment advisory entity by such things as more efficient execution of securities transactions.

What is being proposed?

     To accomplish the combination, the investment personnel and staff of Aetna would be transferred to Aeltus. Aetna and the Fund would enter into a subadvisory agreement with Aeltus to provide the investment management services to your Fund. Although Aeltus is already a part of the Aetna organization, the 1940 Act requires that the shareholders of the Fund approve the Subadvisory Agreement. .

     Under the proposed Subadvisory Agreement, Aeltus would be responsible for deciding which securities to buy, which to sell and which to keep for the Fund. It would also be placing trades for those securities with third party broker-dealers and, to the extent directed by Aetna, would be handling the back office administrative functions related to those activities. It is expected that those activities would include determining the value of the Fund's net assets on a daily basis and preparing, and providing to Aetna, such other reports, data and information as Aetna or the Trustees request from time to time. In connection with the management of the Fund's portfolio, Aeltus would be responsible for assuring that the assets acquired for the Fund are in compliance with the Fund's objectives and policies.

     Aetna would bear the ultimate responsibility for overseeing the investment advice provided to the Fund. It would monitor Aeltus' activities to ensure that Aeltus is following regulatory and Board policies, restrictions and guidelines in managing the Fund's assets. Aetna would be responsible for reporting to the Trustees on a regular basis and assuring that Aeltus maintains an adequate compliance program. The many years of experience Aetna has in managing assets for mutual funds and for its own portfolio will enable it to monitor Aeltus' activities to the advantage of the Fund's shareholders.

Who is Aeltus?

     Aeltus is a Connecticut corporation organized in 1972 under the name Aetna Capital Management, Inc. It currently has its principal offices at 242 Trumbull St., Hartford, Connecticut. Aeltus is a part of the Aetna organization, and currently is a wholly-owned subsidiary of Aetna Retirement Services, Inc. which is also the parent of Aetna. Aetna Retirement Services is an indirect, wholly-owned subsidiary of Aetna Life and Casualty Company, a financial services company with stock listed for trading on the New York Stock Exchange. John Y. Kim currently serves as the President, Chief Executive Officer and Chief Investment Officer of Aeltus.

Aeltus has been registered as an investment adviser with the Commission since 19___.

What are the material terms of the proposed Subadvisory Agreement between Aetna and Aeltus?

     The Subadvisory Agreement gives Aeltus broad latitude in selecting securities for the Fund subject to Aetna's oversight. The Agreement also allows Aeltus to place trades through brokers of its choosing and to take into consideration the quality of the brokers' services and execution, as well as services such as research and providing equipment or paying Fund expenses, in setting the amount of commissions paid to a broker. The use of research and expense reimbursements in determining and paying commissions is referred to as "soft dollar" practices. Aeltus will only use soft dollars for services and expenses to the extent Aetna is authorized to do so under the Investment Advisory Contract, but only as authorized by applicable law and the rules and regulations of the Commission.

     The Subadvisory Agreement requires Aeltus to reduce its fee if Aetna is required to do so under the Investment Advisory Agreement. Aetna has agreed to reduce its fee or reimburse the Fund if the expenses borne by the Fund would exceed the expense limitations of any jurisdiction in which the Fund's shares are qualified for sale. Aetna would not be obligated to reimburse the Fund for any expenses which exceed the amount of its advisory fee for that year. The Subadvisory Agreement obligates Aeltus to reduce its fee by 60% of the amount of Aetna's fee reduction.

     The  Subadvisory  Agreement  provides  that,  if  approved,  it  will  be effective [August 1, 1996] and will continue until December 31, 1997 and thereafter from year to year if approved by the Trustees, including a majority of the Independent Trustees. The Subadvisory Agreement will terminate automatically if the Investment Advisory Agreement terminates or if there is a change in control of Aeltus. It can be terminated by Aeltus, Aetna or the Fund on 60 days' notice. If the Subadvisory Agreement terminates, the Fund's investment adviser would automatically assume all management functions for the Fund. The Subadviser can be held liable to the Adviser and the Fund for negligence, bad faith, willful malfeasance or reckless disregard of its obligations or duties under the Subadvisory Agreement.

What will the Subadvisory Agreement cost the Fund?

     The Subadvisory Agreement provides that Aetna will pay Aeltus a fee at an annual rate up to .30% of the average daily net assets of the Fund. Aetna believes this compensation is fair and reasonable for the services being provided by Aeltus. This fee is not charged back to, or paid by, the Fund; it is paid by Aetna out of its own resources, including fees and charges it receives from or in connection with the Fund.

What is the Board of Trustees recommendation?

The Board of Trustees unanimously recommends voting FOR approval of the Subadvisory Agreement.

What factors did the Board of Trustees consider in reaching its recommendation?

The Trustees considered the proposed Subadvisory Agreement at meetings held on December 12, 1995, and February 28, 1996. Moreover, the Contract Review Committee of the Board of Trustees, consisting solely of the non-Aetna employee Trustees, considered the Subadvisory Agreement at meetings held on December 11, 1995, February 6, 1996, and February 27, 1996. At all such meetings, the Trustees were advised throughout by Messrs. Goodwin, Procter & Hoar, their own independent counsel.

The Trustees' recommendation was based on their conclusion that approval of the Subadvisory Agreement would mean that the shareholders of the Fund would receive the benefits of the talents of both Aetna and Aeltus working for the Fund.

What happens if the Subadvisory Agreement is not approved?

     If the Subadvisory Agreement is not approved, Aetna would continue as investment adviser to the Fund and would retain access to all of its current investment advisory capabilities.


                                  PROPOSAL 3

                APPROVAL OF A NEW INVESTMENT ADVISORY AGREEMENT


     The  Trustees  have  unanimously   approved  a  new  Investment  Advisory
Agreement (the "Advisory Agreement") between the Fund and Aetna as its investment adviser and recommend that you vote FOR this Proposal.

What is being proposed?

     As part of its comprehensive, strategic review of its investment management operations and products, during the past several years, Aetna has been reviewing its various agreements and arrangements for providing services to, and managing, the funds it advises. Based on this review, Aetna proposed and the Trustees approved a new Administrative Services Agreement for the Fund which, as discussed below, will be effective May 1, 1996, and it has proposed a restructuring of its investment advisory operations as described in Proposal
2. Aetna is also proposing to enter into a new Investment Advisory Agreement with the Fund providing an increase in the annual fee from .25% to .50% of average daily net assets as more fully discussed below. The Trustees of the Fund are unanimously recommending approval of the new Investment Advisory Agreement for the reasons identified below.

     What are the primary differences between the existing Investment Advisory Agreement and the proposed Investment Advisory Agreement?

     The proposed Advisory Agreement has been updated in several respects. The language has been simplified where possible; the liability provisions make it clear that Aetna is liable to the Fund for Aetna's negligence; it provides a new fee schedule for Aetna; and it expands Aetna's ability to use brokerage commissions to pay Fund expenses to the extent allowed by current law. A copy of the proposed Advisory Agreement is included with this Statement as Exhibit B and the existing agreement is included as Exhibit C.

     Under both the existing and proposed investment advisory agreements, Aetna is obligated to manage and oversee the Fund's day to day operations and to manage its investment portfolio, whether directly or as discussed in Proposal 2 under a Subadvisory Agreement with Aeltus.

What are the other significant provisions of the Advisory Agreement?

     The Advisory Agreement gives Aetna broad latitude in selecting securities for the Fund subject to the Trustees' oversight. Under the Agreement, Aetna may delegate to a subadviser its functions in managing the Fund's investment portfolio, subject to Aetna's oversight. See Proposal 2. The Advisory Agreement allows Aetna to place trades through brokers of its choosing and to take into consideration the quality of the brokers' services and execution, as well as services such as research, providing equipment to the Fund, or paying Fund expenses, in setting the amount of commissions paid to a broker. Aetna will only use these commissions for services and expenses to the extent authorized by applicable law and the rules and regulations of the Commission.

     Under the Advisory Agreement, Aetna has agreed to reduce its fee or reimburse the Fund if the expenses borne by the Fund would exceed the expense limitations of any jurisdiction in which the Fund's shares are qualified for sale. Aetna would not be obligated to reimburse the Fund for any expenses which exceed the amount of its advisory fee for that year. The Advisory Agreement also provides that Aetna would be responsible for all of its own costs including costs of Aetna personnel required to carry out its investment advisory duties.

     The Advisory Agreement provides that if approved it will be effective [August 1, 1996] and will continue until December 31, 1997 and thereafter from year to year if approved by the Trustees, including a majority of the Independent Trustees. The Advisory Agreement will terminate automatically if there is a change in control of Aetna. It can be terminated by the Trustees, the shareholders or Aetna on 60 days' notice.

     All of these provisions are the same as in the existing investment advisory agreement which has been in effect since April 1994 when it was last submitted to shareholders. The 1994 amendments involved clarifying Aetna's responsibilities and its ability to appoint a subadviser, described Aetna's arrangements with broker-dealers and clarified the allocation of expenses to each party.

Who is Aetna?

     Aetna is a Connecticut corporation, licensed as an insurance company in all 50 states. Through its predecessors, Aetna has been offering variable products and annuities to the public since the 1950's. It currently manages approximately $22 billion in assets. Aetna is a wholly-owned subsidiary of Aetna Retirement Services, Inc., which, in turn, is a wholly-owned indirect subsidiary of Aetna Life and Casualty Company. Aetna is registered with the Commission as an investment adviser and a broker-dealer. Aetna serves as the underwriter for the Fund's shares. The principal offices of Aetna, Aetna Retirement Services, Inc., and Aetna Life and Casualty Company are located at 151 Farmington Avenue, Hartford, Connecticut, 06156-____.

Why has Aetna requested a change in its fees?

     The advisory fee currently paid to Aetna under the existing investment advisory agreement is determined at an annual rate of .25% of average daily net assets. This fee was set in 1974 and has never been changed. During 1995, Aetna received $12,573,737 for its services in managing the Fund which had assets as of December 31, 1995 of over $5.6 billion. The fee was set at a time when the Fund was being sold primarily through group variable Contracts and, after 1982, exclusively through variable Contracts. Until recently, Aetna, like most other providers of variable products, used its own mutual funds as the investment options under the Contracts. As a result, Aetna took all its costs and charges for the entire product into consideration in determining its profits on its Contracts and did not evaluate the profitability of the Fund as a separate product. Recently, variable products have exploded in popularity and growth and many noninsurance companies have developed funds to be sold through Contracts issued by unaffiliated insurance companies. To remain competitive, during the past five years, Aetna expanded the funds it offered under its Contracts from almost exclusively its own funds, to its own plus a large number of funds offered by unaffiliated third parties.

     These developments caused Aetna to evaluate separately the profitability and viability of each Contract it offers and each fund it advises. According to data prepared by Lipper Analytical Services, Inc. ("Lipper") as of December 31, 1994, the annual fee currently being paid to Aetna by the Fund was the lowest fee paid by any of the 44 growth and income funds sold through variable Contracts analyzed by Lipper. Data provided by Lipper also showed that for the same period, the Fund's total expenses (annual advisory fee plus other Fund expenses) was also the lowest of those 44 growth and income funds.

     The fees charged to advise the Fund were also very low when compared to the fees Aetna charges for managing its mutual funds offered directly to the public. The Aetna Growth and Income Fund, a fund managed almost identically to the Fund, with assets of approximately $359,019,749 as of October 31, 1995, paid Aetna a fee at an annual rate of .69% of average daily net assets for the year ended October 31, 1995. That fee is based on the following schedule of annual rates of average daily net assets:

                        0.70% on the first $250 million
                        0.65% on the next $250 million
                          0.625% on next $250 million
                          0.60% on next 1.25% billion
                             0.55% over $2 billion

     These fees are significantly greater than the annual rate of .25% Aetna currently receives for managing the Fund.

     As discussed above, Aetna has been charging the same fee for managing the Fund since 1974 when the Fund first started operations. Since that time, but more noticeably in the last few years, the financial markets have become increasingly complex and the need for high quality personnel, research and equipment has increased proportionately. With the recent growth in the mutual fund industry, such resources have become more expensive and harder to retain.

     During the past two years, Aetna has: (i) hired a number of highly-qualified and experienced investment professionals, attracting them in part by replacing its existing compensation structure with a competitive compensation program designed to attract and retain such personnel; (ii) instituted the use of quantitative research and analytical tools and techniques to augment its traditional stock selection processes for the purpose of improving performance of the portfolios it manages, including that of the Fund; and (iii) upgraded its information and reporting systems to increase the volume of data gathered, the speed at which such data are collected, and its ability to analyze and report on such data.

     Aetna believes that these trends in the financial markets will continue; therefore, the proposed advisory fees are critical to retaining the resources it has added and are necessary for Aetna to continue providing high quality management to the Fund in an increasingly competitive and dynamic environment whether through Aetna directly or through Aeltus as discussed in Proposal 2. Aetna believes enhancements are integral to its goal of improving performance and reducing volatility for the investment portfolios that it manages, including that of the Fund, and for the Fund to remain competitive in its markets.

     Aetna believes that the proposed advisory fee at an annual rate of .50% of average daily net assets is competitive with fees charged by comparable advisers for managing similar funds. If the new Advisory Agreement had been in effect for 1995, the Fund would have paid an advisory fee of $25,147,474. Although this represents a 100% increase over the amount it paid during 1995, based on the data provided by Lipper, the proposed fee would still have been lower than the average annual fee of .58% of average daily net assets charged by the 44 growth and income funds analyzed by Lipper.


What other fees or charges are paid by the Fund?

     Aetna has been receiving reimbursement by the Fund for its administrative costs incurred in managing the Fund under an Administrative Services Agreement with the Fund effective through April 1996. The Administrative Services Agreement provides for the reimbursement of a share of Aetna's overhead related to managing the Fund. In addition, the Fund has been paying its ordinary recurring expenses such as legal fees, Trustees' fees, custodial fees and insurance premiums. Under these agreements, in 1995, the Fund paid a total of $2,202,944 (an annual rate of .044% of average daily net assets)to Aetna for reimbursements of its costs in performing administrative services and for the Fund's other ordinary recurring expenses.

     As mentioned above, the Trustees approved a change to the Administrative Services Agreement that would fix these charges so they would no longer vary. This arrangement was adopted so that the Fund would be able to fix the amount of its costs and expenses. The new Administrative Services Agreement with the Fund provides for a fixed fee at an annual rate of .06% of average daily net assets. The .06% fee is intended to approximate actual costs incurred during the past few years which averaged .047%, but also to take into consideration the fact that Aetna assumes all risks that its costs and the Fund's expenses may increase.

     The following table and example summarize the effect of the proposed advisory fee on Fund expenses.

                             COMPARATIVE FEE TABLE


                                                                    Average
                                                                  Annual Fees
                                                                   Charged by
Annual Fund Operating Expenses (as a    Fees as of   Proposed Fee Other Funds
percentage of average daily net assets)  5/1/96       for 8/ /96    12/31/94*

Management Fee                             .25           0.50%         .58

Administrative Costs and other Expenses    .06           0.06%         .19

Total Fund Operating Expenses              .31           0.56%         .77


     *Per Lipper Analytical Services, Inc. and before waivers or expense reimbursements.

As shown in the above table, the total fees and expenses  proposed by Aetna of
 .56% of average daily net assets would be significantly less than the average of .77% charged by the 44 funds analyzed by Lipper.

Example:

The following chart shows the expenses that you would pay on a $1,000 investment under the existing and proposed fees and expenses described above, assuming (1) a 5% annual return and (2) redemption at the end of each time period:



                                  1 year   3 years  5 years   10 years
                                  -------   -------- -------   --------

Fees and Expenses as of 5/1/96      $3        $10      $17       $39

Proposed Fees and Expenses          $6        $18      $31       $70

     The purpose of the above table and example is to assist shareholders in understanding the effects of the proposed fee on the fees and expenses charged to the Fund. The Fund is only available through a variable annuity contract or variable life policy. The above table and example do not reflect charges, including sales loads, for these Contracts. The example above should not be considered a representation of past or future expenses or returns of the Fund. Actual expenses and returns may vary from year to year and may be higher or lower than those shown above.

What is the proposed change to the liability and indemnification provisions?

     The existing advisory agreement provides that Aetna is liable to the Fund, and the Fund is entitled to be indemnified by Aetna if the Fund suffers a loss or incurs a liability as a result of Aetna's bad faith, gross negligence or willful or reckless misconduct. The Trustees recommend that this provision be revised so that the standard is changed from "gross negligence" to simply "negligence." This change would mean that Aetna would be held accountable for all its acts of negligence that hurt the Fund, not just its acts of "gross" negligence. The overall effect of the liability and indemnification provision of the Advisory Agreement would be to provide the Fund with greater protection.

What is the change in the use of brokerage commissions for the Fund?

     The existing agreement allows the investment adviser to take into consideration research and related services provided by a broker to the adviser in paying commissions to a broker for the Fund's portfolio transactions. The Trustees recommend that the investment adviser also should be allowed to take into consideration Fund expenses actually paid by the broker  on  behalf  of the Fund  where  it is  allowed  by  current  law.  The investment adviser of the Fund is required to place trades for the Fund's securities with brokers who provide "best execution." This does not always mean the lowest commission if the broker provides research or other related services to the adviser. Recent developments have indicated that the Commission will also allow an adviser to place trades with a broker, and to take into consideration in the commissions, actual expenses paid by the broker for the Fund. This can only be done in compliance with certain reporting rules and only with respect to expenses that directly benefit the Fund paying the commissions. The proposed Advisory Agreement would allow such transactions subject to applicable laws.

What is the Board of Trustees recommendation?

     The Board of Trustees unanimously recommends voting FOR approval of the Advisory Agreement.

What factors did the Board of Trustees consider in reaching its recommendation?

     The Trustees considered the proposed Advisory Agreement at meetings held on December 12, 1995, and February 28, 1996. The Contract Review Committee of the Board of Trustees, consisting solely of non-Aetna employee Trustees, considered the Advisory Agreement at meetings held on December 11, 1995, February 6, 1996 and February 27, 1996. At all such meetings, the Independent Trustees were advised throughout by Messrs. Goodwin, Procter & Hoar, their own independent counsel.

     The Trustees' approval of the new Advisory Agreement with an increased fee was based on the following factors, all of which they considered material and which are listed in the order of their importance, with the most important factor listed first:

     1. The new fee will provide Aetna with the essential  financial resources
     it  needs  to  compete  effectively  in  the  increasingly   complex  and
     competitive financial markets.

     2. The Trustees believe that Aetna should receive a fair, competitive fee in order to provide it with adequate resources to produce and provide competitive, high quality services on behalf of the Fund; yet, its existing fee has been in effect since 1974 and is the lowest fee among the Fund's 44 member competitive peer group analyzed by Lipper.

     3. The new fee would compensate Aetna for costly enhancements it is currently maintaining and which have been made over the past two years with regard to investment, administrative, operational and shareholder services. These enhancements include: (i) the hiring of a number of highly qualified and experienced investment professionals, (ii) replacing its former compensation system with a more competitive system designed to attract and retain such highly qualified personnel, (iii) instituting the use of quantitative research and analytical tools and techniques, and
     (iv) upgrading its information and reporting systems.

     4. The new fee would reflect the benefits to be derived from the combination of Aetna's and Aeltus'investment management capabilities.

     In the course of its deliberations, the Trustees asked for and received extensive data concerning, among other things, (i) the nature, quality and scope of services that Aeltus, after combining with Aetna, would provide, (ii) Aetna's profitability, (iii) Aetna's financial condition, (iv) the expense ratios of the Fund both before and after the proposed fee increase and as compared with the Fund's competitive peer groups, and (v) the level of Aetna's current fee in general and as compared to its competitive peer group.

What would happen if the Advisory Agreement is not approved?

     If the Advisory Agreement is not approved by the Fund's shareholders, the existing agreement will continue in effect. Although Aetna expects that it would proceed with the Subadvisory Agreement with Aeltus, (if it is approved) it would have fewer resources available, to manage your Fund effectively in the future.


                                  PROPOSAL 4

                           APPROVAL OF AN AMENDMENT
                          TO THE DECLARATION OF TRUST


     The Trustees have approved, and recommend that the shareholders of the Fund approve, deleting and restating Articles 5.2 and 5.3 of the Fund's Declaration of Trust.

What is the purpose of the proposed changes?

     The provisions being amended relate to the liability of Trustees to the Fund and the indemnification by the Fund of Trustees and officers for liabilities incurred while acting as Trustees or officers of the Fund. The primary purpose of the proposed amendment is to allow the Fund to advance costs to a Trustee if that Trustee is named in an action for which the Fund would ultimately be obligated to indemnify the Trustee without the Trustee being required to post collateral. The advancement of costs would be made only if: (i) the Trustee provides security for the costs advanced; or (ii) the Fund is insured against losses arising from unlawful advances; or (iii) a majority of a quorum of the Independent Trustees who are not parties determines, or a written opinion of independent legal counsel provides, that based upon a review of the readily available facts, there is reason to believe the Trustee ultimately will be entitled to indemnification. This provision would allow a Fund to provide a Trustee with the resources the Trustee would need to afford an adequate defense if the Trustee is named in litigation related to the Trustee's activities in connection with the Fund without posting collateral. The amounts advanced would have to be repaid if there is a finding that the Trustee was not entitled to indemnification.

     The proposed changes also clarify that under most circumstances Trustees will not be liable for the wrongdoing of officers, agents, employees and other service providers to the Fund. The text of the proposed amended Articles 5.2 and 5.3 are attached as Exhibit D. The existing language is attached as Exhibit E.

Why is the Board of Trustees recommending approval of the amendment?

     The Trustees believe that advancing the costs of Trustees who may be subject to litigation without the need to post collateral is critical to the Fund's ability to attract and retain the best qualified individuals to serve the Fund as Trustees and officers. The proposed amendment complies with the 1940 Act's limitations on indemnification, in that indemnification is not available in cases of willful misfeasance, gross negligence, bad faith or reckless disregard of the duties of office. The proposed amendment is also consistent with interpretive positions taken by the staff of the Commission.

     The Trustees and officers of the Fund are not subject to any pending litigation against any of them arising out of any alleged breach of duty to the Fund or its shareholders and are not aware of any such threatened claims or of circumstances that might give rise to a claim. The Trustees acknowledge that current and future Trustees could benefit from the proposed amendment and, therefore, the Trustees have a conflict of interest in this matter.

What is the Board of Trustees' recommendation?

     The Board of Trustees unanimously recommends voting FOR the proposed amendment.

     If the proposal is approved, the amendment will take effect August 1, 1996. If the shareholders of the Fund do not approve the proposed amendment, the current provisions of the Declaration of Trust concerning indemnification will continue in effect.

What factors did the Board of Trustees consider in making its recommendation?

     The Trustees believe that approval of the proposed amendment allowing advancement of costs without posting collateral for liabilities of Trustees and officers and clarifying the scope of indemnification is in the best interests of the Fund because it will assist the Fund in attracting and retaining the best qualified people to serve as Trustees and officers of the Fund.

                            ADDITIONAL INFORMATION

Executive Officers of the Fund

     The principal executive officer of the Fund and his principal occupations are set forth below. The term of office of each executive officer of the Fund is until the next annual meeting of the Fund or until his or her successor shall have been duly elected and qualified.


    Name and                       Position with the Fund
  Business Address               and other Principal Occupations


Shaun P. Mathews                 President and Trustee of the Fund; See
151 Farmington Avenue            description of page under "Election of
Hartford, Connecticut 06156      Trustees."

Martin T. Conroy                  Vice-President and Treasurer of the Fund;
151 Farmington Avenue             [to be completed]
Hartford, Connecticut 06156

Susan E. Bryant                  Secretary of the Fund; Counsel to Aetna
151 Farmington Avenue
Hartford, Connecticut 06156

Directors and Principal Executive Officer of Aetna

The name, business address and principal occupation of Aetna's principal executive officer and Directors are as follows:


   Name and
Business Address                   Principal Occupations


                    [to be completed]


OTHER BUSINESS

     The management of the Fund knows of no other business to be presented at the meeting other than the matters set forth in this Statement. If any other business properly comes before the meeting, the proxies will exercise their best judgment in deciding how to vote on such matters.


                             SHAREHOLDER PROPOSALS

     The Declaration of Trust and the By-Laws of the Fund provide that the Fund need not hold shareholder meetings, except as required by the 1940 Act (or Massachusetts law). Therefore, it is probable that no annual meeting of shareholders will be held in 1996 or in subsequent years until so required. For those years in which annual shareholder meetings are held, proposals which shareholders of the Fund intend to present for inclusion in the proxy materials with respect to the annual meeting of shareholders must be received by the Fund within a reasonable period of time before the solicitation is made.

     Please complete the enclosed authorization card and return it promptly in theenclosed self-addressed postage-paid envelope. You may revoke your proxy at any time prior to the meeting by written notice to the Fund or by submitting an authorization card bearing a later date.




                                  Susan E. Bryant
                                  Secretary

                                   APPENDIX

                              AETNA VARIABLE FUND
THIS AUTHORIZATION CARD IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE
                                     FUND

Please refer to the Proxy Statement for a discussion of these matters. This authorization card is solicited in connection with the special meeting of shareholders of the Fund to be held at 9:00 a.m., Eastern Standard Time, on June 17, 1996, and at any adjournment thereof. THIS AUTHORIZATION CARD, WHEN PROPERLY EXECUTED, DIRECTS SHAUN P. MATHEWS AND SUSAN E. BRYANT TO VOTE THE SHARES LISTED BELOW AS DIRECTED AND REVOKES ALL PRIOR AUTHORIZATION CARDS.

THE TRUSTEES RECOMMEND A VOTE FOR EACH OF THE FOLLOWING:



1. Election of
   trustees     [ ] FOR all nominees       [ ] WITHOLD AUTHORITY to vote
                    listed below               for all nominees listed below
                    (except as marked to the
                    contrary below)

     (INSTRUCTION: To withhold authority to vote for any individual nominee strike a line through the nominee's name in the list below.)


Morton Ehrlich   Maria T. Fighetti   David L. Grove Timothy A. Holt
Daniel P. Kearney  Sidney Koch   Shaun P. Mathews Corine T. Norgaard
Richard G. Scheide

2.Approve the Subadvisory Agreement.    [ ] FOR  [ ] AGAINST   [ ] ABSTAIN

3.Approve the New Investment Advisory
Agreement.                              [ ] FOR  [ ] AGAINST   [ ] ABSTAIN

4.Approve an amendment to the
Declaration of Trust.                   [ ] FOR  [ ] AGAINST   [ ]ABSTAIN


  In their discretion, the proxies are authorized to vote upon such other business, including any adjournment of the meeting, as may properly come before the meeting.

                              AUTHORIZATION CARD


This authorization card, when properly executed and returned, will be voted in the manner directed herein by the undersigned. If no direction is made, this authorization card will be voted FOR the election of the nominees named in this authorization card and FOR approval of the other proposals.


     Please sign exactly as name appears on this card. When account is joint tenants, all should sign. When signing as administrator, trustee or guardian, please give title. If a corporation or partnership, sign in entity's name and by authorized person.



                              X________________________________


                              X________________________________


                            Dated: ____________________________

                                     EX-1

                             SUBADVISORY AGREEMENT


THIS AGREEMENT is made by and among Aetna Life Insurance and Annuity Company, a Connecticut insurance corporation (the "Adviser"), Aetna Variable Fund, a Massachusetts Business Trust (the "Fund") and Aeltus Investment Management, Inc., a Connecticut corporation (the "Subadviser") as of the date set forth below.

                              W I T N E S S E T H

WHEREAS, the Fund is a Massachusetts Business Trust that is registered with the Securities and Exchange Commission (the "Commission") as an open-end, diversified, management investment company, under the Investment Company Act of 1940, as amended (the "1940 Act"); and

WHEREAS, both the Adviser and the Subadviser are registered with the Commission as investment advisers under the Investment Advisers Act of 1940, as amended (the "Advisers Act") and both are in the business of acting as investment advisers; and

WHEREAS, the Adviser has entered into an Investment Advisory Agreement with the Fund (the "Investment Advisory Agreement") which appoints the Adviser as the investment adviser for the Fund; and

WHEREAS, Article IV of the Investment Advisory Agreement authorizes the Adviser to delegate all or a portion of its obligations under the Investment Advisory Agreement to a subadviser;

NOW THEREFORE, the parties agree as follows:


I.       APPOINTMENT AND OBLIGATIONS OF THE ADVISER

Subject to the terms and conditions set forth herein, the Adviser and the Fund hereby appoint the Subadviser to manage the assets of the Fund as set forth below in Section II, under the supervision of the Adviser and subject to the approval and direction of the Fund's Board of Trustees (the "Board"). The Subadviser hereby accepts such appointment and agrees that it shall, for all purposes herein, undertake such obligations as an independent contractor and not as an agent of the Adviser. The Subadviser agrees, that except as required to carry out its duties under this Agreement or otherwise expressly authorized, it has no authority to act for or represent the Fund in any way.


II.  DUTIES OF THE SUBADVISER AND THE ADVISER

         A.       Duties of the Subadviser

     The Subadviser shall regularly provide investment advice with respect to the assets held by the Fund and shall continuously supervise the investment and reinvestment of cash, securities and instruments or other property comprising the assets of the Fund. In carrying out these duties, the Subadviser shall:

     1. select the securities to be purchased, sold or exchanged by the Fund or otherwise represented in the Fund's investment portfolio, place trades for all such securities and regularly report thereon to the Adviser and, at the request of the Adviser, to the Board;

     2. formulate and implement continuing programs for the purchase and sale of securities and regularly report thereon to the Adviser and, at the request of the Adviser or the Fund, to the Board;

     3. obtain and evaluate pertinent information about significant developments and economic, statistical and financial data, domestic, foreign or otherwise, whether affecting the economy generally, the Fund, securities held by or under consideration for the Fund, or the issuers of those securities;

     4. provide economic research and securities analyses as requested by the Adviser from time to time, or as the Adviser considers necessary or advisable in connection with the Adviser's performance of its duties hereunder; and

     5. provide such financial support, administrative and other services, such as preparation of financial data, determination of the Fund's net asset value, preparation of financial and performance reports, as the Adviser from time to time, deems necessary and appropriate and which the Subadviser is willing and able to provide.

         B.       Duties of the Adviser

     The Adviser shall retain responsibility for oversight of all activities of the Subadviser and for monitoring its activities on behalf of the Fund. In carrying out its obligations under this Agreement and the Investment Advisory Agreement, the Adviser shall:

     1. monitor the investment program maintained by the Subadviser for the Fund and the Subadviser's compliance program to ensure that the Fund's assets are invested in compliance with the Subadvisory Agreement and the Fund's investment objectives and policies as adopted by the Board and described in the most current effective amendment of the registration statement for the Fund, as filed with the Commission under the Securities Act of 1933, as amended, and the 1940 Act ("Registration Statement");

     2. review all data and financial reports prepared by the Subadviser to assure that they are in compliance with applicable requirements and meet the provisions of applicable laws and regulations;

     3. file all periodic reports required to be filed by the Fund with the applicable regulatory authorities;

     4. review and deliver to the Board all financial, performance and other reports prepared by the Subadviser under the provisions of this Agreement or as requested by the Adviser;

     5. establish and maintain regular communications with the Subadviser to share information it obtains concerning the effect of developments and data on the investment program maintained by the Subadviser;

     6. maintain contact with and enter into arrangements with the custodian, transfer agent, auditors, outside counsel, and other third parties providing services to the Fund;

     7. oversee all matters relating to (i) the offer and sale of shares of the Fund, including promotions, marketing materials, preparation of prospectuses, filings with the Commission and state securities regulators, and negotiations with broker-dealers; (ii) shareholder services, including, confirmations, correspondence and reporting to shareholders; (iii) all corporate matters on behalf of the Fund, including monitoring the corporate records of the Fund, maintaining contact with the Board, preparing for, organizing and attending meetings of the Board and the Fund's shareholders;
(iv) preparation of proxies when required; and (v) any other matters not expressly delegated to the Subadviser by this Agreement.


III.     REPRESENTATIONS AND WARRANTIES

         A.       Representations and Warranties of the Subadviser


     The Subadviser hereby represents and warrants to the Adviser as follows:

     1. Due Incorporation and Organization. The Subadviser is duly organized and is in good standing under the laws of the State of Connecticut and is fully authorized to enter into this Agreement and carry out its duties and obligations hereunder.

     2. Registration. The Subadviser is registered as an investment adviser with the Commission under the Advisers Act, and is registered or licensed as an investment adviser under all of the laws of all jurisdictions in which its activities require it to be so registered or licensed. The Subadviser shall maintain such registration or license in effect at all times during the term of this Agreement.

     3. Regulatory Orders. The Subadviser is not subject to any stop orders, injunctions or other orders of any regulatory authority affecting its ability to carry out the terms of this Agreement. The Subadviser will notify the Adviser and the Fund immediately if any such order is issued or if any proceeding is commenced that could result in such an order.

     4. Compliance. The Subadviser has in place compliance systems and procedures designed to meet the requirements of the Advisers Act and the 1940 Act and it shall at all times assure that its activities in connection with managing the Fund follow these procedures.

     5. Authority. The Subadviser is authorized to enter into this Agreement and carry out the terms hereunder.

     6. Best Efforts. The Subadviser at all times shall provide its best judgment and effort to the Fund in carrying out its obligations hereunder.

         B.       Representations and Warranties of the Adviser


     The Adviser hereby represents and warrants to the Adviser as follows:

     1. Due Incorporation and Organization. The Adviser is duly organized and is in good standing under the laws of the State of Connecticut and is fully authorized to enter into this Agreement and carry out its duties and obligations hereunder.

     2. Registration. The Adviser is registered as an investment adviser with the Commission under the Advisers Act, and is registered or licensed as an investment adviser under all of the laws of all jurisdictions in which its activities require it to be so registered or licensed. The Adviser shall maintain such registration or license in effect at all times during the term of this Agreement.

     3. Regulatory Orders. The Adviser is not subject to any stop orders, injunctions or other orders of any regulatory authority affecting its ability to carry out the terms of this Agreement. The Adviser will notify the Subadviser and the Fund immediately if any such order is issued or if any proceeding is commenced that could result in such an order.

     4. Authority. The Adviser is authorized to enter into this Agreement and carry out the terms hereunder.

     5. Best Efforts. The Adviser at all times shall provide its best judgment and effort to the Fund in carrying out its obligations hereunder.


         C.       Representations and Warranties of the Fund

         The Fund hereby represents and warrants to the Adviser as follows:

     1. Due Incorporation and Organization. The Fund has been duly formed as a business trust under the laws of the Commonwealth of Massachusetts and it is authorized to enter into this Agreement and carry out its obligations hereunder.

     2. Registration. The Fund is registered as an investment company with the Commission under the 1940 Act and shares of the Fund are registered for offer and sale to the public under the Securities Act of 1933, as amended (the "1933 Act") and all applicable state securities laws. Such registrations will be kept in effect during the term of this Agreement.


IV.      BROKER-DEALER RELATIONSHIPS

          A.       Portfolio Trades

The Subadviser shall place all orders for the purchase and sale of portfolio securities for the Fund with brokers or dealers selected by the Subadviser, which may include brokers or dealers affiliated with the Subadviser. The Subadviser shall use its best efforts to seek to execute portfolio transactions at prices that are advantageous to the Fund giving consideration to the services and research provided and at commission rates that are reasonable in relation to the benefits received ("best execution").

          B.       Selection of Broker-Dealers

In selecting broker-dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities
Exchange Act of 1934) to the Fund and/or the other accounts over which the Subadviser or its affiliates exercise investment discretion. The Subadviser may also select brokers or dealers to effect transactions for the Fund who provide payment for expenses of the Fund. The Subadviser is authorized to pay a broker or dealer who provides such brokerage and research services or expenses, a commission for executing a portfolio transaction for the Fund that is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Subadviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage, research and other services provided by such broker or dealer and is paid in compliance with Section 28(e) or other rules and regulations of the Commission. This determination may be viewed in terms of either that particular transaction or the overall responsibilities that the Subadviser and its affiliates have with respect to accounts over which they exercise investment discretion. The Board shall periodically review the commissions paid by the Fund to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits received.

V.       CONTROL BY THE BOARD OF TRUSTEES

Any investment program undertaken by the Subadviser pursuant to this Agreement, as well as any other activities undertaken by the Subadviser at the direction of the Adviser with respect to the Fund, shall at all times be subject to any directives of the Board.


VI.      COMPLIANCE WITH APPLICABLE REQUIREMENTS

In carrying out its obligations under this Agreement, the Adviser shall at all times conform to:

     A. all applicable provisions of the 1940 Act and any rules and regulations adopted thereunder;

     B. all policies and procedures of the Fund as adopted by the Board and as described in the Registration Statement;

     C. the provisions of the Declaration of Trust of the Fund, as amended from time to time;

     D. the provisions of the bylaws of the Fund, as amended from time to time; and

     E. any other applicable provisions of state or federal law.


VII.          COMPENSATION

     A.       Payment Schedule

     The Adviser shall pay the Subadviser, as compensation for ser ices rendered hereunder, from its own assets, an annual fee of up to .30% of the average daily net assets in the Fund, payable monthly. Except as hereinafter set forth, compensation under this Agreement shall be calculated and accrued daily at the rate of 1/365 of the annual Subadvisory fee of up to .30% applied to the daily net assets of the Fund. If this Agreement becomes effective subsequent to the first day of a month or shall terminate before the last day of a month, compensation for that part of the month this Agreement is in effect shall be prorated in a manner consistent with the calculation of the fees set forth above.

     B.       Reduction

         Payment of the Subadviser's compensation for the preceding month shall be made as promptly as possible, except as provided below. The Subadviser acknowledges that, pursuant to the Investment Advisory Agreement, the Adviser has agreed to reduce its fee or reimburse the Fund if the expenses borne by the Fund exceed the expense limitations applicable to the Fund imposed by the securities laws or regulations of any jurisdiction in which the Fund shares are qualified for sale. Accordingly, the

Subadviser agreesthat, if, for any fiscal year, the total of all ordinary business expenses of the Fund, including all investment advisory fees but excluding brokerage commissions, distribution fees, taxes, interest, extraordinary expenses and certain other excludable expenses, would exceed the most restrictive expense limits imposed by any statute or regulatory authority of any jurisdiction in which shares of the Fund are offered for sale (unless a waiver is obtained), the Subadviser shall reduce its advisory fee to the extent necessary to meet such expense limit, but will not be required to reimburse the Fund for any ordinary business expenses which exceed the amount of its advisory fee for the fiscal year. The Subadviser shall contribute to the amount of such reduction by reimbursing the Adviser in proportion to the amounts which the Adviser and Subadviser would have been entitled to receive for such year. For the purposes of this paragraph, the term "fiscal year" shall exclude the portion of the current fiscal year which elapsed prior to the effective date of this Agreement, but shall include the portion of the then current fiscal year has elapsed at the date of termination of this Agreement.


VIII.    ALLOCATION OF EXPENSES

The Subadviser shall pay the salaries, employment benefits and other related costs of those of its personnel engaged in providing investment advice to the Fund hereunder, including, but not limited to, office space, office equipment, telephone and postage costs. In the event the Subadviser incurs any expense that is the obligation of the Adviser as set out in this Agreement, the Adviser shall reimburse the Subadviser for such expense on presentation of a statement indicating the expenses incurred and the amount paid by the Subadviser.


IX.      NONEXCLUSIVITY

The services of the Subadviser with respect to the Fund are not to be deemed to be exclusive, and the Subadviser shall be free to render investment advisory and administrative or other services to others (including other investment companies) and to engage in other activities. It is understood and agreed that officers or directors of the Subadviser may serve as officers or directors of the Adviser or officers or Trustees of the Fund; that officers or directors of the Adviser or officers or Trustees of the Fund may serve as officers or directors of the Subadviser to the extent permitted by law; and that the officers and directors of the Subadviser are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers, directors or trustees of any other firm or trust, including other investment advisory companies.


X.       TERM

This Agreement shall become effective at the close of business on _________, 1996, and shall remain in force and effect through December 31, 1997, unless earlier terminated under the provisions of Article XI. Following the expiration of its initial term, the Agreement shall continue in force and effect for one year periods, provided such continuance is specifically approved at least annually:

     A. (1) by the Fund's Trustees or (2) by the vote of a majority of the Fund's outstanding voting securities (as defined in Section 2(a)(42) of the 1940 Act), and

     B. by the affirmative vote of a majority of the Trustees who are not parties to this Agreement or interested persons of a party to this Agreement (other than as a Trustee of the Fund), by votes cast in person at a meeting specifically called for such purpose.


XI.      TERMINATION

This Agreement may be terminated:

     A. at any time, without the payment of any penalty, by vote of the Fund's Trustees or by vote of a majority of the outstanding voting securities of the Fund; or

     B. by the Adviser, the Fund or the Subadviser on sixty (60) days' written notice to the other party, unless written notice is waived by the party required to be notified; or

     C. automatically in the event there is an "assignment" of this Agreement, as defined in Section 2 (a) (4) of the 1940 Act.


XII. LIABILITY

     A. Liability of the Subadviser

     The Subadviser shall be liable to the Fund and the Adviser and shall indemnify the Fund and the Adviser for any losses incurred by the Fund, or the Adviser whether in the purchase, holding or sale of any security or otherwise, to the extent that such losses resulted from an act or omission on the part of the Subadviser or its officers, directors or employees, that is found to involve willful misfeasance, bad faith or negligence, or reckless disregard by the Subadviser of its duties under this Agreement, in connection with the services rendered by the Subadviser hereunder.

     B. Liability of the Fund, the Shareholders and the Trustees

     A copy of the Declaration of Trust of the Fund is on file with the Secretary of The Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed on behalf of the Trustees of the Fund as Trustees and not individually and that the obligations of this instrument are not binding upon any of the Trustees or shareholders individually but are binding only upon the assets and property of the Fund. No provision of this Agreement shall be construed to protect any trustee or officer of the Fund or director or officer of the Adviser, from liability in violation of Section 17(h) and (i) of the 1940 Act.

XIII.     NOTICES

Any notices under this Agreement shall be in writing, addressed and delivered, mailed postage paid, or sent by other delivery service, or by facsimile transmission to the following addresses:

         if to the Fund or the Adviser:

         151 Farmington Avenue, RE4C
         Hartford, Connecticut  06156
         Fax number: 860/273-8340
         Attn:  Secretary

         if to the Subadviser:

         242 Trumbull Avenue
         Hartford, Connecticut 06103-1205
         Fax number: 860/275-4440
         Attention:  President


XIV.     QUESTIONS OF INTERPRETATION

This Agreement shall be governed by the laws of the State of Connecticut. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States Courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the Commission issued pursuant to the 1940 Act. In addition, where the effect of a requirement of the 1940 Act reflected in any provision of the Agreement is revised by rule, regulation or order of the Commission, such provision shall be deemed to incorporate the effect of such rule, regulation or order.


XV.      SERVICE MARK

The service mark of the Fund or Adviser, and the name "Aetna" have been adopted by the Fund with the permission of Aetna Life and Casualty Company and their continued use is subject to the right of Aetna Life and Casualty to withdraw this permission in the event the Subadviser or another subsidiary or affiliated corporation of Aetna Life and Casualty should not be the investment adviser of the Fund.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in duplicate by their respective officers on the ______ day of ______________, 19__.

                          Aetna Life Insurance and Annuity Company



                          By:
Attest:                   Name:
                          Title:



                           Aeltus Investment Management, Inc.


Attest:                    By:
                           Name:
                           Title:


                           Aetna Variable Fund

By:

                           Name:
Attest:                    Title:

                                     EX-2

                        INVESTMENT ADVISORY AGREEMENT




THIS AGREEMENT is made by and between AETNA LIFE INSURANCE AND ANNUITY COMPANY, a Connecticut corporation (the "Adviser") and AETNA VARIABLE FUND, a Massachusetts business trust (the "Fund") as of the date set forth below the parties signatures.

                              W I T N E S S E T H

WHEREAS, the Fund is registered with the Securities and Exchange Commission (the "Commission") as an open-end, diversified, management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"); and

WHEREAS, the Adviser is registered with the Commission as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act"), and is in the business of acting as an investment adviser; and

WHEREAS, the Fund and the Adviser desire to enter into an agreement to provide for investment advisory and management services for the Fund on the terms and conditions hereinafter set forth;

NOW THEREFORE, the parties agree as follows:


I.   APPOINTMENT AND OBLIGATIONS OF THE ADVISER

Subject to the terms and conditions of this Agreement and the policies and control of the Fund's Board of Trustees (the "Board"), the Fund hereby appoints the Adviser to serve as the investment adviser to the Fund, to provide the investment advisory services set forth below in Section II. The Adviser agrees that, except as required to carry out its duties under this Agreement or otherwise expressly authorized, it is acting as an independent contractor and not as an agent of the Fund and has no authority to act for or represent the Fund in any way.


II.  DUTIES OF THE ADVISER

In carrying out the terms of this Agreement, the Adviser shall do the following:

     A.       supervise all aspects of the operations of the Fund;

     B. select the securities to be purchased, sold or exchanged by the Fund or otherwise represented in the Fund's investment portfolio, place trades for all such securities and regularly report thereon to the Board;

     C. formulate and implement continuing programs for the purchase and sale of securities and regularly report thereon to the Board;

     D. obtain and evaluate pertinent information about significant developments and economic, statistical and financial data, domestic, foreign or otherwise, whether affecting the economy generally, the Fund, securities held by or under consideration for the Fund, or the issuers of those securities;

     E. provide economic research and securities analyses as the Adviser considers necessary or advisable in connection with the Adviser's performance of its duties hereunder;

     F. obtain the services of, contract with, and provide instructions to custodians and/or subcustodians of the Fund's securities, transfer agents, dividend paying agents, pricing services and other service providers as are necessary to carry out the terms of this Agreement;

     G. prepare financial and performance reports, calculate and report daily net asset values, and prepare any other financial data or reports, as the Adviser from time to time, deems necessary or as are requested by the Board; and

     H. take any other actions which appear to the Adviser and the Board necessary to carry into effect the purposes of this Agreement.


         REPRESENTATIONS AND WARRANTIES

     A. Representations and Warranties of the Adviser

         Adviser hereby represents and warrants to the Fund as follows:

     1. Due Incorporation and Organization. The Adviser is duly organized and is in good standing under the laws of the State of Connecticut and is fully authorized to enter into this Agreement and carry out its duties and obligations hereunder.

     2. Registration. The Adviser is registered as an investment adviser with the Commission under the Advisers Act, and is registered or licensed as an investment adviser under the laws of all jurisdictions in which its activities require it to be so registered or licensed. The Adviser shall maintain such registration or license in effect at all times during the term of this Agreement.

     3. Best Efforts. The Adviser at all times shall provide its best judgment and effort to the Fund in carrying out its obligations hereunder.

         B.       Representations and Warranties of the Fund

              The Fund hereby represents and warrants to the Adviser as follows:

     1. Due Incorporation and Organization. The Fund has been duly formed as a business trust under the laws of the Commonwealth of Massachusetts and it is authorized to enter into this Agreement and carry out its obligations hereunder.

     2. Registration. The Fund is registered as an investment company with the Commission under the 1940 Act and shares of the Fund are registered for offer and sale to the public under the Securities Act of 1933, as amended (the "1933 Act") and all applicable state securities laws. Such registrations will be kept in effect during the term of this Agreement.


     IV.      DELEGATION OF RESPONSIBILITIES

A.       A.       Appointment of Subadviser

                  Subject to the approval of the Board and the shareholders of the Fund, the Adviser may enter into a Subadvisory Agreement to engage a subadviser (the "Subadviser") to the Adviser with respect to the Fund.

         B.       Duties of Subadviser

         Under a Subadvisory Agreement, the Subadviser may be delegated some or all of the following duties of the Adviser:

     1. determine which securities from which issuers shall be purchased, sold or exchanged by the Fund or otherwise represented in the Fund's investment portfolio, place trades for all such securities and regularly report thereon to the Board;

     2. formulate and implement continuing programs for the purchase and sale of the securities of such issuers and regularly report thereon to the Board;

     3. obtain and evaluate pertinent information about significant developments and economic, statistical and financial data, domestic, foreign or otherwise, whether affecting the economy generally, the Fund, securities held by or under consideration for the Fund, or the issuers of those securities;

     4. provide economic research and securities analyses as the Adviser considers necessary or advisable in connection with the Adviser's performance of its duties hereunder;

     5. give instructions to the custodian and/or sub-custodian of the Fund appointed by the Board, as to deliveries of securities, transfers of currencies and payments of cash for the Fund as required to carry out the investment activities of the Fund, in relation to the matters contemplated by this Agreement; and

     6. provide such financial support, administrative services and other duties as the Adviser deems necessary and appropriate.


                  C.       Duties of the Adviser

                  In the event the Adviser delegates certain responsibilities hereunder to a Subadviser, the Adviser shall, among other things:

     1. monitor the investment program maintained by the Subadviser for the Fund and the Subadviser's compliance program to ensure that the Fund's assets are invested in compliance with the Subadvisory Agreement and the Fund's investment objectives and policies as adopted by the Board and described in the most current effective amendment of the registration statement for the Fund, as filed with the Commission under the Securities Act of 1933, as amended, and the 1940 Act ("Registration Statement");

     2. review all data and financial reports prepared by the Subadviser to assure that they are in compliance with applicable requirements and meet the provisions of applicable laws and regulations;

     3. establish and maintain regular communications with the Subadviser to share information it obtains with the Subadviser concerning the effect of developments and data on the investment program maintained by the Subadviser; and

     4. oversee all matters relating to the offer and sale of the Fund's shares, the Fund's corporate governance, reports to the Board, contracts with all third parties on behalf of the Fund for services to the Fund, reports to regulatory authorities and compliance with all applicable rules and regulations affecting the Fund's operations.


V.       BROKER-DEALER RELATIONSHIPS

         A.       Portfolio Trades

     The Adviser, at its own expense, shall place all orders for the purchase and sale of portfolio securities for the Fund with brokers or dealers selected by the Adviser, which may include brokers or dealers affiliated with the Adviser. The Adviser shall use its best efforts to seek to execute portfolio transactions at prices that are advantageous to the Fund and at commission rates that are reasonable in relation to the benefits received.


         B.       Selection of Broker-Dealers

                  In selecting broker-dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the Fund and/or the other accounts over which the Adviser or its affiliates exercise investment discretion. The Adviser may also select brokers or dealers to effect transactions for the Fund who provide payment for expenses of the Fund. The Adviser is authorized to pay a broker or dealer who provides such brokerage and research services or expenses, a commission for executing a portfolio transaction for the Fund that is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer and is paid in compliance with Section 28(e) or other rules and regulations of the Commission. [promulgated thereunder.] This determination may be viewed in terms of either that particular transaction or the overall responsibilities that the Adviser and its affiliates have with respect to accounts over which they exercise investment discretion. The Board shall periodically review the commissions paid by the Fund to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits received.


VI.      CONTROL BY THE BOARD OF TRUSTEES

Any investment program undertaken by the Adviser pursuant to this Agreement, as well as any other activities undertaken by the Adviser on behalf of the Fund pursuant thereto, shall at all times be subject to any directives of the Board.

VII.     COMPLIANCE WITH APPLICABLE REQUIREMENTS

In carrying out its obligations under this Agreement, the Adviser shall at all times conform to:

         A.       all applicable provisions of the 1940 Act;

         B. the provisions of the registration statement of the Fund, as the same may be amended from time to time, under the 1933 Act and the 1940 Act;

         C. the provisions of the Fund's Declaration of Trust, as amended;

         D.       the provisions of the Bylaws of the Fund, as amended; and

         E.       any other applicable provisions of state and federal law.



VIII.     COMPENSATION

For the services to be rendered, the facilities furnished and the expenses assumed by the Adviser, the Fund shall pay to the Adviser an annual fee, payable monthly, equal to .50% of the average daily net assets of the Fund. Except as hereinafter set forth, compensation under this Agreement shall be calculated and accrued daily at the rate of 1/365 of .50% of the daily net assets of the Fund. If this Agreement becomes effective subsequent to the first day of a month or terminates before the last day of a month, compensation for that part of the month this Agreement is in effect shall be prorated in a manner consistent with the calculation of the fees set forth above. Subject to the provisions of Section X hereof, payment of the Adviser's compensation for the preceding month shall be made as promptly as possible. For so long as a Subadvisory Agreement is in effect, the Fund acknowledges that the Adviser will pay to the Subadviser, as compensation for acting as Subadviser to the Fund, the fees specified in the Subadvisory Agreement.

IX.      EXPENSES

The expenses in connection with the management of the Fund shall be allocated between the Fund and the Adviser as follows:

         A.       Expenses of the Adviser

         The Adviser shall pay:

     1. the salaries, employment benefits and other related costs and expenses of those of its personnel engaged in providing investment advice to the Fund, including without limitation, office space, office equipment, telephone and postage costs;

     2. all fees and expenses of all Trustees, officers and employees, if any, of the Fund who are employees of the Adviser or an affiliated entity, including any salaries and employment benefits payable to those persons;

         B.       Expenses of the Fund

         The Fund shall pay:

     1. investment advisory fees pursuant to this Agreement;

     2. brokers' commissions, issue and transfer taxes or other transaction fees payable in connection with any transactions in the securities in the Fund's investment portfolio or other investment transactions incurred in managing the Fund's assets, including portions of commissions that may be paid to reflect brokerage research services provided to the Adviser;

     3. fees and expenses of the Fund's independent accountants and legal counsel and the independent Trustees' legal counsel;

     4. fees and expenses of any administrator, transfer agent, custodian, dividend, accounting, pricing or disbursing agent of the Fund;

     5. interest and taxes;

     6. fees and expenses of any membership in the Investment Company Institute or any similar organization in which the Board deems it advisable for the Fund to maintain membership;

     7. insurance premiums on property or personnel (including officers and Trustees) of the Fund which benefit the Fund;

     8. all fees and expenses of the Fund's Trustees, who are not "interested persons" (as defined in the 1940 Act) of the Fund or the Adviser;

     9. expenses of preparing, printing and distributing proxies, proxy statements, prospectuses and reports to shareholders of the Fund, except for those expenses paid by third parties in connection with the distribution of Fund shares and all costs and expenses of shareholders' meetings;

     10. all expenses incident to the payment of any dividend, distribution, withdrawal or redemption, whether in shares of the Fund or in cash;

     11. costs and expenses of promoting the sale of shares in the Fund, including preparing prospectuses and reports to shareholders of the Fund, provided, nothing in this Agreement shall prevent the charging of such costs to third parties involved in the distribution and sale of Fund shares;

     12. fees payable by the Fund to the Commission or to any state securities regulator or other regulatory authority for the registration of shares of the Fund in any state or territory of the United States or of the District of Columbia;

     13. all costs attributable to investor services, administering shareholder accounts and handling shareholder relations, (including, without limitation, telephone and personnel expenses), which costs may also be charged to third parties by the Adviser; and

     14. any other ordinary, routine expenses incurred in the management of the Fund's assets, and any nonrecurring or extraordinary expenses, including organizational expenses, litigation affecting the Fund and any indemnification by the Fund of its officers, Trustees or agents.


X.   EXPENSE LIMITATION

If, for any fiscal year, the total of all ordinary business expenses payable by the Fund, including all investment advisory fees but excluding brokerage commissions, distribution fees, taxes, interest and extraordinary expenses and certain other excludable expenses, would exceed the most restrictive expense limits imposed by any statute or regulatory authority of any jurisdiction in which shares of the Fund are offered for sale (unless a waiver is obtained), the Adviser shall reduce its advisory fee to the extent necessary to meet such expense limit, but the Adviser will not be required to reimburse the Fund for any ordinary business expenses which exceed the amount of its advisory fee for such fiscal year. The amount of any such reduction is to be borne by the Adviser and shall be deducted from the monthly advisory fee otherwise payable to the Adviser during such fiscal year. For the purposes of this paragraph, the term "fiscal year" shall exclude the portion of the current fiscal year which shall have elapsed prior to the date hereof and shall include the portion of the then current fiscal year which shall have elapsed at the date of termination of this Agreement.

XI.  ADDITIONAL SERVICES

Upon the request of the Board of Trustees, the Adviser may perform certain accounting, shareholder servicing or other administrative services on behalf of the Fund that are not required by this Agreement. Such services will be performed on behalf of the Fund and the Adviser may receive from the Fund such reimbursement for costs or reasonable compensation for such services as may be agreed upon between the Adviser and the Board on a finding by the Board that the provision of such services by the Adviser is in the best interests of the Fund and its shareholders. Payment or assumption by the Adviser of any Fund expense that the Adviser is not otherwise required to pay or assume under this Agreement shall not relieve the Adviser of any of its obligations to the Fund nor obligate the Adviser to pay or assume any similar Fund expense on any subsequent occasions. Such services may include, but are not limited to, (a) the services of a principal financial officer of the Fund (including applicable office space, facilities and equipment) whose normal duties consist of maintaining the financial accounts and books and records of the Fund and the services (including applicable office space, facilities and equipment) of any of the personnel operating under the direction of such principal financial officer; (b) the services of staff to respond to shareholder inquiries concerning the status of their accounts, providing assistance to shareholders in exchanges among the investment companies managed or advised by the Adviser, changing account designations or changing addresses, assisting in the purchase or redemption of shares; or otherwise providing services to shareholders of the Fund; and (c) such other administrative services as may be furnished from time to time by the Adviser to the Fund at the request of the Board.


XII.     NONEXCLUSIVITY

The services of the Adviser to the Fund are not to be deemed to be exclusive, and the Adviser shall be free to render investment advisory or other services to others (including other investment companies) and to engage in other activities, so long as its services under this Agreement are not impaired thereby. It is understood and agreed that officers and directors of the Adviser may serve as officers or Trustees of the Fund, and that officers or directors of the Fund may serve as officers or Trustees of the Adviser to the extent permitted by law; and that the officers and directors of the Adviser are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers, directors or trustees of any other firm or trust, including other investment companies.

XIII.    TERM

This Agreement shall become effective at the close of business on the date hereof and shall remain in force and effect, subject to Paragraphs XIV and XV hereof and approval by the Fund's shareholders, for a period of two years from the date hereof.


XIV.     RENEWAL

Following the expiration of its initial two-year term, the Agreement shall continue in force and effect from year to year, provided that such continuance is specifically approved at least annually:

     1. by the Fund's Trustees, or

     2. by the vote of a majority of the Fund's outstanding voting securities (as defined in Section 2(a)(42) of the 1940 Act), and

     B. by the affirmative vote of a majority of the Trustees who are not parties to this Agreement or interested persons of a party to this Agreement (other than as a Trustee of the Fund), by votes cast in person at a meeting specifically called for such purpose.


XV.      TERMINATION

This Agreement may be terminated at any time, without the payment of any penalty, by vote of the Fund's Trustees or by vote of a majority of the Fund's outstanding voting securities (as defined in Section 2(a)(42) of the 1940
Act), or by the Adviser, on sixty (60) days' written notice to the other party. The notice provided for herein may be waived by the party required to be notified. This Agreement shall automatically terminate in the event of its "assignment", as that term is defined in Section 2(a)(4) of the 1940 Act.


XVI.     LIABILITY

         A.       Liability of the Adviser

                  The Adviser shall be liable to the Fund and shall indemnify the Fund for any losses incurred by the Fund, whether in the purchase, holding or sale of any security or otherwise, to the extent that such losses resulted from an act or omission on the part of the Adviser or its officers, Trustees or employees, that is found to involve willful misfeasance, bad faith or negligence, or reckless disregard by the Adviser of its duties under this Agreement, in connection with the services rendered by the Adviser hereunder.

         B.       Liability of the Fund, the Shareholders and the Trustees

                  A copy of the Declaration of Trust of the Fund is on file with the Secretary of The Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed on behalf of the Trustees of the Fund as Trustees and not individually and that the obligations of this instrument are not binding upon any of the Trustees or shareholders individually but are binding only upon the assets and property of the Fund. No provision of this Agreement shall be construed to protect any trustee or officer of the Fund or director or officer of the Adviser, from liability in violation of
         Section 17(h) and (i) of the 1940 Act.


XVII.  NOTICES

Any notices under this Agreement shall be in writing, addressed and delivered, mailed postage paid, or sent by other delivery service, or by facsimile transmission to each party at such address as each party may designate for the receipt of notice. Until further notice, such addresses shall be:

         if to the Fund or the Adviser:

         151 Farmington Avenue, RE4C
         Hartford, Connecticut  06156
         Fax number: 860/273-8340


XVIII.  QUESTIONS OF INTERPRETATION

This Agreement shall be governed by the laws of the State of Connecticut. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States Courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the Commission issued pursuant to the 1940 Act. In addition, where the effect of a requirement of the 1940 Act reflected in the provisions of this Agreement is revised by rule, regulation or order of the Commission, such provisions shall be deemed to incorporate the effect of such rule, regulation or order.


XIX.      SERVICE MARK

The service mark of the Fund and the name "Aetna" have been adopted by the Fund with the permission of Aetna Life and Casualty Company and their continued use is subject to the right of Aetna Life and Casualty Company to withdraw this permission in the event the Adviser or another subsidiary or affiliated corporation of Aetna Life and Casualty Company should not be the investment adviser of the Fund.


IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in duplicate by their respective officers on the ___ day of _______________, 199__.



                            AETNA LIFE INSURANCE AND ANNUITY COMPANY
                            By:
                            Name:
                            Title:
Attest:



                            AETNA VARIABLE FUND
                            By:
                            Name:
Attest:                     Title:

                                     EX-3

                         INVESTMENT ADVISORY AGREEMENT


         THIS AGREEMENT is made by and between AETNA VARIABLE FUND, a Massachusetts business trust (the "Fund") and AETNA LIFE INSURANCE AND ANNUITY COMPANY, a Connecticut insurance corporation (the "Adviser"), as of the Date set forth below.

                                 R E C I T A L

         WHEREAS, the Fund is registered as an open-end diversified management investment company under the Investment Company Act of 1940, as amended (the "1940 Act") and the rules and regulations promulgated thereunder;

         WHEREAS, the Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act"), and engages in the business of acting as an investment adviser;

         WHEREAS, the Fund and the Adviser desire to enter into an agreement to provide for investment advisory and management services for the Fund on the terms and conditions hereinafter set forth;

         NOW THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:


I.       APPOINTMENT AND OBLIGATIONS OF THE ADVISER

         The Adviser is hereby appointed to serve as the investment adviser to the Fund, to provide investment advisory services set forth below in Section II, subject to the terms of this Agreement and the policies and control of the Fund's Board of Trustees (the "Board"). The Adviser shall, for all purposes herein, be deemed an independent contractor and shall have, unless otherwise expressly provided or authorized, no authority to act for or represent the Fund in any way or otherwise be deemed an agent of the Fund.


II.      DUTIES OF THE ADVISER

         In carrying out the terms of this Agreement, the Adviser shall provide the following services:

     A. supervise all aspects of the operations of the Fund;

     B. obtain and evaluate pertinent information about significant developments and economic, statistical and financial data, domestic, foreign or otherwise, whether affecting the economy generally or the Fund's portfolio and whether concerning the individual issuers of the securities included in the Fund's portfolio or the activities in which the issuers engage, or with respect to securities that the Adviser considers desirable for inclusion in the Fund's portfolio;

     C. determine which issuers and securities shall be represented in the Fund's portfolio and regularly report thereon to the Board;

     D. formulate and implement continuing programs for the purchases and sales of the securities of such issuers and regularly report thereon to the Board;

     E. give instructions to the custodian and/or sub-custodian of the Fund appointed by the Board as to deliveries of securities, transfers of currencies and payments of cash for the account of the Fund, in relation to the matters contemplated by this Agreement; and

     F. take, on behalf of the Fund, all actions which appear to the Fund necessary to carry into effect the purchase and sale of securities for the Fund and the supervisory functions listed above, including the placing of orders for the purchase and sale of securities for the Fund.


III.      REPRESENTATIONS AND WARRANTIES

               A. REPRESENTATIONS AND WARRANTIES OF THE ADVISER

         Adviser hereby represents and warrants to the Fund as follows:

     1. Due Incorporation and Organization. The Adviser is duly organized and is in good standing under the laws of the State of Connecticut and is fully authorized to enter into this Agreement and carry out its duties and obligations hereunder. ----------------------------------

     2. Registration. The Adviser is registered as an investment adviser with the Securities and Exchange Commission (the "SEC") under the Advisers Act, and is registered or licensed as an investment adviser under the laws of all jurisdictions in which its activities require it to be so registered or licensed. The Adviser shall maintain such registration or license in effect at all times during the term of this Agreement.

     3. Best Efforts. The Adviser at all times shall provide its best judgment and effort to the Fund in carrying out its obligations hereunder.

               B. REPRESENTATIONS AND WARRANTIES OF THE FUND

     The Fund hereby represents and warrants to the Adviser as follows:

     1. Due Organization. The Fund has been duly organized as a "business trust" under the laws of the Commonwealth of Massachusetts and is authorized to enter into this Agreement and carry out its terms. ----------------

     2. Registration. The Fund is registered as an investment company with the SEC under the 1940 Act and shares of the Fund are registered for offer and sale to the public under the Securities Act of 1933, as amended (the "1933 Act") and all applicable state securities laws. Such registrations will be kept in effect during the term of this Agreement.


IV.      DELEGATION OF RESPONSIBILITIES

               A. APPOINTMENT OF SUBADVISER

                  Subject to the approval of the Board and the shareholders of the Fund, the Adviser may enter into a Subadvisory Agreement to engage a subadviser (the "Subadviser") to the Adviser with respect to the Fund.

               B.       DUTIES OF SUBADVISER

                  Under a Subadvisory Agreement, the Subadviser shall:

     1. provide the Adviser with such economic research and securities analysis as the Adviser may from time to time consider necessary or advisable in connection with the Adviser's performance of its duties hereunder;

     2. obtain and evaluate pertinent information about significant developments and economic, statistical and financial data, domestic, foreign or otherwise, whether affecting the economy generally or the Fund, and whether concerning the individual issuers whose securities are included in the Fund or the activities in which such issuers engage, or with respect to securities that the Subadviser considers desirable for inclusion in the Fund's investment portfolio;

     3. determine which issuers and securities shall be purchased, sold or exchanged by the Fund or otherwise represented in the Fund's investment portfolio and regularly report thereon to the Adviser and, at the request of the Adviser, to the Board; and

     4. formulate and implement continuing programs for the purchase and sale of the securities of such issuers and regularly report thereon to the Adviser and, at the request of the Adviser, to the Board.

                C.       DUTIES OF THE ADVISER

                  In the event the Adviser delegates certain responsibilities hereunder to a Subadviser, the Adviser shall, among other things:

     1. monitor the investment program maintained by the Subadviser for the Fund to ensure that the Fund's assets are invested in compliance with the Subadvisory Agreement and the Fund's Registration Statement;

     2. consult with and assist the Subadviser in maintaining appropriate policies, procedures and records so that the Subadviser operates its business and any investment program hereunder in compliance with applicable laws;

     3. establish and maintain periodic communications with the Subadviser to share information it obtains with the Subadviser concerning the effect of developments and data on the investment program maintained by the Subadviser; and

     4. oversee matters relating to Fund promotion, marketing materials and the Subadviser's reports to the Board.


V.       BROKER-DEALER RELATIONSHIPS

                A.       PORTFOLIO TRADES

     The Adviser, at its own expense, shall place all orders for the purchase and sale of portfolio securities for the Fund with brokers or dealers selected by the Adviser, which may include brokers or dealers affiliated with the Adviser. The Adviser shall use its best efforts to seek to execute portfolio transactions at prices that are advantageous to the Fund and at commission rates that are reasonable in relation to the benefits received.

                B.       SELECTION OF BROKER-DEALERS

         In selecting broker-dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended) to the Fund and/or the other accounts over which the Adviser or its affiliates exercise investment discretion. The Adviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Fund that is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities that the Adviser and its affiliates have with respect to accounts over which they exercise investment discretion. The Board shall periodically review the commissions paid by the Fund to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits received.

VI.      CONTROL BY THE BOARD OF TRUSTEES

         Any investment program undertaken by the Adviser pursuant to this Agreement, as well as any other activities undertaken by the Adviser on behalf of the Fund pursuant thereto, shall at all times be subject to any directives of the Board.


VII.     COMPLIANCE WITH APPLICABLE REQUIREMENTS

         In carrying out its obligations under this Agreement, the Adviser shall at all times conform to:

     A. all applicable provisions of the 1940 Act;

     B. the provisions of the registration statement of the Fund, as the same may be amended from time to time, under the 1933 Act and the 1940 Act;

     C. the provisions of the Fund's Declaration of Trust, as amended;

     D. the provisions of the By-Laws of the Fund, as amended; and

     E. any other applicable provisions of state and federal law.


VIII.    COMPENSATION

         For the services to be rendered, the facilities furnished and the expenses assumed by the Adviser, the Fund shall pay to the Adviser an annual fee, payable monthly, equal to 0.25% of the average daily net assets of the Fund. Except as hereinafter set forth, compensation under this Agreement shall be calculated and accrued daily at the rate of 1/365 of the annual advisory fee applied to the daily net assets of the Fund. If this Agreement becomes effective subsequent to the first day of a month or shall terminate before the last day of a month, compensation for that part of the month this Agreement is in effect shall be prorated in a manner consistent with the calculation of the fees as set forth above. Subject to the provisions of Paragraph X hereof, payment of the Adviser's compensation for the preceding month shall be made as promptly as possible. For so long as a Subadvisory Agreement is in effect, the Fund acknowledges that the Adviser will pay to the Subadviser, as compensation for acting as Subadviser to the Fund, the fees specified in the Subadvisory Agreement.

IX.      EXPENSES

         The expenses in connection with the management of the Fund shall be allocable between the Fund and the Adviser as follows:

          A.       EXPENSES OF THE ADVISER

          The Adviser shall pay:

     1. The salaries, employment benefits and other related costs of those of its personnel engaged in providing investment advice to the Fund, including, without limitation, office space, office equipment, telephone and postage costs; and

     2. Any fees and expenses of all Trustees of the Fund who are employees of the Adviser or an affiliated entity and any salaries and employment benefits of officers of the Fund who are affiliated persons of the Adviser for acting as officers of the Fund.

           B.     EXPENSES OF THE FUND

           The Fund shall pay:

     1. Investment advisory fees pursuant to this Agreement;

     2. Brokers' commissions, issue and transfer taxes or other transaction fees chargeable in connection with securities or other investment transactions, including portions of commissions that may be paid to reflect brokerage research services provided to the Adviser;

     3. Fees and expenses of the Fund's independent public accountants and outside legal counsel;

     4. Expenses of printing and distributing proxies, proxy statements, prospectuses and reports to shareholders of the Fund, except as such expenses may be borne by any distributor of the Fund;

     5. Interest and taxes;

     6. The fees and expenses of those of the Fund's Trustees who are not "interested persons" (as defined in the 1940 Act) of the Fund or the Adviser;

     7. Shareholders' meeting expenses;

     8. Administrator, transfer agent, custodian and dividend disbursing agent fees and expenses;

     9. Fees of dividend, accounting or pricing agents appointed by the Fund;

     10. Fees payable by the Fund to the SEC or in connection with the registration of shares of the Fund under the laws of any state or territory of the United States or of the District of Columbia;

     11. Fees and assessments of the Investment Company Institute or any successor organization or other association memberships approved by the Board;

     12. Such nonrecurring or extraordinary expenses as may arise, including organizational expenses, litigation affecting the Fund and any indemnification by the Fund of its officers, Trustees or agents with respect thereto;

     13. All other ordinary business expenses incurred in the operations of the Fund unless specifically provided otherwise in this paragraph IX;

     14.  All  costs   attributable   to  investor   services,   administering
shareholder accounts and handling shareholder relations (including, without limitation, telephone and personnel expenses);

     15. All expenses incident to the payment of any dividend, distribution, withdrawal or redemption, whether in shares of the Fund or in cash; and

     16. Insurance premiums on property or personnel (including officers and Trustees) of the Fund which inure to its benefit.


X.       EXPENSE LIMITATION

         If, for any fiscal year, the total of all ordinary business expenses of the Fund, including all investment advisory fees but excluding brokerage commissions, distribution fees, taxes, interest and extraordinary expenses and certain other excludable expenses, would exceed the most restrictive expense limits imposed by any statute or regulatory authority of any jurisdiction in which shares of the Fund are offered for sale (unless a waiver is obtained), the Adviser shall reduce its advisory fee in order to reduce such excess expenses, but will not be required to reimburse the Fund for any ordinary business expenses which exceed the amount of its advisory fee for such fiscal year. The amount of any such reduction is to be borne by the Adviser and shall be deducted from the monthly management fee otherwise payable to the Adviser during such fiscal year. For the purposes of this paragraph, the term "fiscal year" shall exclude the portion of the current fiscal year which shall have elapsed prior to the date hereof and shall include the portion of the then current fiscal year which shall have elapsed at the date of termination of this Agreement.

XI.      ADDITIONAL SERVICES

         Upon the request of the Board, the Adviser may perform certain accounting, shareholder servicing or other administrative services on behalf of the Fund that are not required by this Agreement. Such services will be performed on behalf of the Fund and the Adviser may receive from the Fund such reimbursement for costs or reasonable compensation for such services as may be agreed upon between the Adviser and the Board on a finding by the Board that the provision of such services by the Adviser is in the best interests of the Fund and its shareholders. Payment or assumption by the Adviser of any Fund expense that the Adviser is not otherwise required to pay or assume under this Agreement shall not relieve the Adviser of any of its obligations to the Fund nor obligate the Adviser to pay or assume any similar Fund expense on any subsequent occasions. Such services may include, but are not limited to, (a) the services of a principal financial officer of the Fund (including applicable office space, facilities and equipment) whose normal duties consist of maintaining the financial accounts and books and records of the Fund, and the services (including applicable office space, facilities and equipment) of any of the personnel operating under the direction of such principal financial officer; (b) the services of staff to respond to shareholder inquiries concerning the status of their accounts; providing assistance to shareholders in exchanges among the investment companies managed or advised by the Adviser; changing account designations or changing addresses; assisting in the purchase or redemption of shares; or otherwise providing services to shareholders of the Fund; and (c) such other administrative services as may be furnished from time to time by the Adviser to the Fund at the request of the Board.


XII.     NON-EXCLUSIVITY

         The services of the Adviser to the Fund are not to be deemed to be exclusive, and the Adviser shall be free to render investment advisory or other services to others (including other investment companies) and to engage in other activities, so long as its services under this Agreement are not impaired thereby. It is understood and agreed that officers and directors of the Adviser may serve as officers or Trustees of the Fund, and that officers or Trustees of the Fund may serve as officers or directors of the Adviser to the extent permitted by law; and that the officers and directors of the Adviser are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers, directors or trustees of any other firm or trust, including other investment companies.


XIII.    TERM

         This Agreement shall become effective at the close of business on the date hereof and shall remain in force and effect, subject to Paragraphs XIV and XV hereof and approval by the Fund's shareholders, for a period of two years from the date hereof.

XIV.     RENEWAL

         Following the expiration of its initial two-year term, the Agreement shall continue in force and effect from year to year, provided that such continuance is specifically approved at least annually:

     A. (1) by the Fund's Trustees or (2) by the vote of a majority of the Fund's outstanding voting securities (as defined in Section 2(a)(42) of the 1940 Act), and

     B. by the affirmative vote of a majority of the Trustees who are not parties to this Agreement or interested persons of a party to this Agreement (other than as a Trustee of the Fund), by votes cast in person at a meeting specifically called for such purpose.


XV.      TERMINATION

         This Agreement may be terminated at any time, without the payment of any penalty, by vote of the Fund's Trustees or by vote of a majority of the Fund's outstanding voting securities (as defined in Section 2(a)(42) of the 1940 Act), or by the Adviser, on sixty (60) days' written notice to the other party. The notice provided for herein may be waived by the party required to be notified. This Agreement shall automatically terminate in the event of its "assignment", as that term is defined in Section 2(a)(4) of the 1940 Act.


XVI.     LIABILITY OF ADVISER AND INDEMNIFICATION

         A.       LIABILITY

                  In the absence of willful misfeasance, bad faith or gross negligence on the part of the Adviser or its officers, directors or employees, or reckless disregard by the Adviser of its duties under this Agreement, the Adviser shall not be liable to the Fund or to any shareholder of the Fund for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security.

         B.       INDEMNIFICATION

                  In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Adviser or any officer, director or employee of the Adviser, to the extent permitted by applicable law, the Fund hereby agrees to indemnify and hold the Adviser harmless from and against all claims, actions, suits and proceedings at law or in equity, whether brought or asserted by a private party or a governmental agency, instrumentality or entity of any kind, relating to the sale, purchase, pledge of, advertisement of, or solicitation of sales or purchases of any security (whether of the Fund or otherwise) by the Fund, its officers, Trustees, employees or agents in alleged violation of applicable federal, state or foreign laws, rules or regulations.

XVII.    NOTICES

     Any notices under this Agreement shall be in writing, addressed and delivered or mailed postage paid to the other party at such address as such other party may designate for the receipt of such notice. Until further notice to the other party, it is agreed that the address of the Adviser and that of the Fund for this purpose shall be 151 Farmington Avenue, Hartford, Connecticut 06156.


XVIII.             QUESTIONS OF INTERPRETATION

         This Agreement shall be governed by the laws of the State of Connecticut. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States Courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the SEC issued pursuant to the 1940 Act. In addition, where the effect of a requirement of the 1940 Act reflected in the provisions of this Agreement is revised by rule, regulation or order of the SEC, such provisions shall be deemed to incorporate the effect of such rule, regulation or order.


XIX.      SERVICE MARK

         The service mark of the Fund and the name "Aetna" have been adopted by the Fund with the permission of Aetna Life and Casualty Company, and their continued use is subject to the right of Aetna Life and Casualty Company to withdraw this permission in the event the Adviser or another subsidiary or affiliated corporation of Aetna Life and Casualty Corporation should not be the investment adviser of the Fund.

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in duplicate by their respective officers on the 13th day of April, 1994.


                     Attest:           AETNA VARIABLE FUND


                                       By:....................................
                                       Name:..................................
                                       Title:.................................


                     Attest:           AETNA LIFE INSURANCE AND ANNUITY COMPANY

                                       By:....................................
                                       Name:..................................
                                       Title:.................................

                                     EX-4

                                   EXHIBIT D


     Article 5.2, Nonliability of Trustees, and Others, of the Fund's Declaration of Trust, shall be amended and restated to read as follows:

              5.2   Nonliability of Trustees, and Others:

     The exercise by the Trustees of their powers and discretion hereunder shall be binding upon everyone interested. A Trustee shall be liable to the Trust and the Shareholders for such Trustee's own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee, and for nothing else, and shall not be liable for errors of judgment or mistakes of fact and law. Subject to the foregoing, the Trustees shall not be responsible or liable in any event for any neglect or wrongdoing of any officer, agent, employee, consultant, adviser, administrator, distributor or principal underwriter, custodian or transfer, dividend disbursing, shareholder servicing or accounting agent of the Trust, nor shall any Trustee be responsible for the act or omission of any other Trustee. Furthermore, no officer, employee or agent of the Trust shall be liable to the Trust, its Shareholders, or to any Shareholder, Trustee, officer, employee, or agent for any action or failure to act (including the failure to compel in any way any former or acting Trustee to redress any breach of trust), except upon a showing of bad faith, willful misfeasance, gross negligence or reckless disregard of duties.

     Article 5.3, Indemnification, of the Fund's Declaration of Trust, shall be amended and restated to read as follows:

     5.3 Indemnification. The Trust shall indemnify its Trustees, officers, employees and agents and any person who serves at the request of the Trust as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise as follows:

     (a) Every person who is or has been a Trustee or officer of the Trust and persons who serve at the Trust's request as director or officer of another corporation, partnership, joint venture, trust or other enterprise shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid in connection with any debt, claim, action, demand, suit, proceeding, judgment, decree, liability or obligation of any kind in which he or she becomes involved as a party or otherwise by virtue of being or having been a Trustee or officer of the Trust or of another corporation, partnership, joint venture, trust or other enterprise at the request of the Trust and against amounts paid or incurred in the settlement thereof.

     (b) The words "claim," "action," "suit" or "proceeding" shall apply to all claims, actions, suits or proceedings (civil, criminal, administrative, legislative, investigative or other, including appeals), actual or threatened, and the words "liability" and "expenses" shall include, without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

     (c) No indemnification shall be provided hereunder to a Trustee, officer, employee or agent against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of office.

     (d) The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not affect any other rights to which any Trustee, officer, employee or agent may now or hereafter be entitled, shall continue as to a person who has ceased to be such Trustee, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

     (e) In the absence of a final decision on the merits by a court or other body before which such proceeding was brought, an indemnification payment will not be made, except as provided in paragraph (f) of this Article, unless in the absence of such a decision, a reasonable determination based upon a factual review has been made (1) by a majority vote of a quorum of non-party Trustees who are not interested persons of the Trust, or (2) by independent legal counsel in a written opinion that the indemnitee was not liable for an act of willful misfeasance, bad faith, gross negligence, or reckless disregard of duties.

     (f) The Trust further undertakes that advancement of expenses incurred in the defense of a proceeding (upon undertaking for repayment unless it is ultimately determined that indemnification is appropriate) against a Trustee or officer of the Trust will not be made absent the fulfillment of at least one of the following conditions: (i) the indemnitee provides security for his undertaking, (ii) the Trust is insured against losses arising by reason of any lawful advances or (iii) a majority of a quorum of disinterested non-party Trustees or independent legal counsel in a written opinion shall have determined, based on a review of readily available facts (as opposed to a full trial-type inquiry) that there is reason to believe the indemnitee ultimately will be entitled to indemnification.

     (g) No amendment of this Declaration or repeal of any of its provisions shall limit or eliminate the rights of indemnification provided hereunder with respect to acts or omission occurring prior to such amendment or repeal.

                                     EX-5

                                   EXHIBIT E



     Article 5.2, Non-Liability of Trustees, and Others, currently reads as follows:

         5.2 Non-Liability of Trustees, and Others:

     No Trustee, officer employee or agent of the Trust shall be liable to the Trust, its Shareholders, or to any Shareholder, Trustee, officer, employee, or agent for any action or failure to act (including the failure to compel in any way any former or acting Trustee to redress any breach of trust), except upon a showing of bad faith, willful misfeasance, gross negligence or reckless disregard of duties.

         5.3 Indemnification

     (a) Every person who is or was a Trustee, officer or employee of this Trust or a director, officer or employee of any corporation which he served at the request of this Trust (and his firm, executors and administrators) shall have a right to be indemnified by this Trust against all liability and reasonable expenses incurred by him in connection with or resulting from any claim, action, suit or proceeding in which he may become involved as a party or otherwise by reason of his being or having been a Trustee, officer or employee of this Trust as a director, officer or employee of such corporation, provided (1) said claim, action, suit or proceeding shall be prosecuted to a final determination and he shall be vindicated on the merits, or (2) in the absence of such final determination vindicating him on the merits, the Board shall determine that he acted in good faith and in a manner he reasonably believed to be in, or not opposed to, the best interests of the Trust, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful; said determination to be made (i) by the Board, by a majority vote of a quorum consisting of disinterested Trustees; or
(ii) if such quorum is not obtainable or if a quorum of disinterested Trustees so directs, by independent legal counsel in a written opinion, or (iii) by the Shareholders.

     (b) For purpose of the preceding subsection: (1) "liability and reasonable expenses" shall include, but not be limited to, reasonable counsel fees and disbursements, amounts of any judgment, fine or penalty, and reasonable amounts paid in settlement; (2) "claim, action, suit or proceeding" shall include every such claim, action, suit or proceeding, whether civil or criminal, derivative or otherwise, administrative, judicial or investigative, any appeal relating thereto, and shall include any reasonable apprehension or threat of such a claim, action, suit or proceeding; (3) a settlement, plea of nolo contendere, consent judgment, adverse civil judgment, or conviction shall not of itself create a presumption that the conduct of the person seeking indemnification did not meet the standard of conduct set forth in subsection
(2) hereof.

     (c) Notwithstanding the foregoing, the following additional limitations shall apply with respect to any actin by or in the right of the Trust: (1) no indemnification shall be made in respect of any claim, issue or matter as to which the person seeking indemnification shall have been adjudged to be liable for negligence or misconduct in the performance of his duty to the Trust unless the court which made such a finding, or any other court of equity in the county where the Trust has its principal office determines that despite the adjudication of liability, such person is fairly and reasonably entitled to indemnity for some or all of such expenses; and (2) indemnification shall extend only to reasonable expenses, including reasonable counsel's fees and disbursements, and shall not include judgments, fines and amounts paid in settlement.

     (d) The right of indemnification shall extend to any person otherwise entitled to it under this Article whether or not that person continues to be a Trustee, officer or employee of this Trust or a director, officer or employee of such corporation at the time such liability or expense shall be incurred. The right of indemnification shall extend to the legal representative and heirs of any person otherwise entitled to indemnification. If a person meets the requirements of this Article with respect to some matters in a claim, action, suit or proceeding, but not with respect to others, he shall be entitled to indemnification as to the former. Expenses incurred in defending an action, suit or proceeding may be paid by the Trust in advance of the final disposition of such action, suit or proceeding as authorized by the Board in the specific case: (1) upon receipt of an undertaking for which security has been provided by or on behalf of the Trustee, director, officer, employee or agent to repay such amount unless it shall ultimately be determined that he is entitled to be indemnified by the Trust as authorized in this Article, or (2) if the Trust is at the time of such advance insured against losses arising by reason of the advance.

     (e) This Article shall not exclude any other rights of indemnification or other rights to which any Trustee, officer, or employee may be entitled to by contract, vote of the Shareholders or as a matter of law. If any clause, provision or application of this Section 5.3 shall be determined to be invalid, the other clauses, provisions or applications of this section shall not be affected, but shall remain in full force and effect.

     (f) The Trust shall have the power to purchase and maintain insurance on behalf of any person who is or was a Trustee, officer, employee or agent of the Trust, or is or was serving at the request of the Trust as a director, officer, employee or agent of a corporation, against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the Trust would have the power to indemnify him against such liability under the provisions of this Article.


                                     -2-